As filed with the Securities and Exchange Commission on August 8, 2014

Securities Act File No. 333-

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-14

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

Pre-Effective Amendment No.	☐
Post-Effective Amendment No.	☐

(Check appropriate box or boxes)

Legg Mason Partners Variable Equity Trust

(Exact Name of Registrant as Specified in Charter)

620 Eighth Avenue, New York, New York 10018

(Address of Principal Executive Offices)

Registrant’s Telephone Number, including Area Code (877) 721-1926

Robert I. Frenkel

Legg Mason Partners Variable Equity Trust

100 First Stamford Place

Stamford, Connecticut 06902

(Name and Address of Agent for Service)

Copies to:

Benjamin Haskin, Esq.

Willkie Farr & Gallagher LLP

1875 K Street NW

Washington, DC 20006

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement.

Title of Securities Being Registered:

Class I shares of ClearBridge Variable Large Cap Value Portfolio

Registrant has registered an indefinite amount of securities pursuant to Rule 24f-2 under the Investment Company Act of 1940, as amended; accordingly, no fee is payable herewith in reliance upon Section 24(f).

It is proposed that this filing will become effective on September 7, 2014 pursuant to Rule 488 under the Securities Act of 1933, as amended.

LEGG MASON PARTNERS VARIABLE EQUITY TRUST

CLEARBRIDGE VARIABLE ALL CAP VALUE PORTFOLIO

620 Eighth Avenue

New York, New York 10018

September [    ], 2014

Dear Shareholder:

The Board of Trustees of your fund, ClearBridge Variable All Cap Value Portfolio (the “Target Fund”), a series of Legg Mason Partners Variable Equity Trust, a Maryland statutory trust (the “Trust”), has approved the reorganization of the Target Fund into ClearBridge Variable Large Cap Value Portfolio (“Large Cap Value Portfolio”), also a series of the Trust, after considering the recommendation of Legg Mason Partners Fund Advisor, LLC, the investment manager to the Target Fund, and concluding that such reorganization would be in the best interests of the Target Fund and its shareholders. The reorganization is expected to occur on or about December 5, 2014. Upon completion of the reorganization, you will become a shareholder of Large Cap Value Portfolio, and you will receive Class I shares of Large Cap Value Portfolio equal in value to your shares of the Target Fund. The reorganization is expected to be tax-free to you for federal income tax purposes, and no commission, redemption fee or other transactional fee will be charged by the fund as a result of the reorganization.

The reorganization does not require shareholder approval, and you are not being asked to vote. We do, however, ask that you review the enclosed information statement/prospectus, which contains information about Large Cap Value Portfolio, outlines the differences between the Target Fund and Large Cap Value Portfolio and provides details about the terms and conditions of the reorganization.

The Board of Trustees of the Target Fund has unanimously approved the Target Fund’s reorganization and believes the reorganization is in the best interests of the Target Fund and its shareholders.

If you have any questions, please call 1-877-721-1926.

Sincerely,

Kenneth D. Fuller, President

Legg Mason Partners Variable Equity Trust

LEGG MASON PARTNERS VARIABLE EQUITY TRUST

CLEARBRIDGE VARIABLE ALL CAP VALUE PORTFOLIO

IMPORTANT NEWS FOR SHAREHOLDERS

The enclosed Information Statement/Prospectus describes the contemplated reorganization (the “Reorganization”) of ClearBridge Variable All Cap Value Portfolio (the “Target Fund”) into ClearBridge Variable Large Cap Value Portfolio (the “Acquiring Fund” and, together with the Target Fund, the “Funds”), each a series of Legg Mason Partners Variable Equity Trust (the “Trust”). After giving effect to the Reorganization, the Acquiring Fund is referred to as the “Combined Fund.” While we encourage you to read the full text of the enclosed Information Statement/Prospectus, here is a brief overview of the Reorganization. Please refer to the more complete information about the Reorganization contained elsewhere in the Information Statement/Prospectus.

COMMON QUESTIONS ABOUT THE REORGANIZATION

Q.	HOW WILL THE REORGANIZATION AFFECT ME?

A.    In connection with the Reorganization, the Target Fund’s assets and liabilities will be combined with the assets and liabilities of the Acquiring Fund and you will become a shareholder of the Acquiring Fund. You will receive shares of the Acquiring Fund having an aggregate net asset value equal to the aggregate net asset value of the shares of the Target Fund that you own immediately prior to the Reorganization.

Q.	WHY IS THE REORGANIZATION BEING RECOMMENDED?

A.    The Board of Trustees of the Trust (the “Board”) and management of the Target Fund have concluded that the Reorganization is in the best interests of the Target Fund and its shareholders. The Board believes that the Target Fund has not maintained a viable asset size and does not believe that it is likely to regain such size. The Board also believes that the Reorganization is preferable to liquidating the Target Fund, as it will provide shareholders with the option of remaining in the Combined Fund.

Class I shares of the Acquiring Fund had better average annual performance than the Target Fund over the one-, three-, five- and ten-year periods ended May 30, 2014. The Board also notes that the Target Fund’s current management fee rate is expected to decrease as a result of the Reorganization. In addition, based on expenses of the Funds as of May 1, 2014, following the Reorganization, you would be a shareholder of the Combined Fund, that is expected to have higher net assets and a lower total expense ratio.

The Board also considered the continuity of investment management services. Legg Mason Partners Fund Advisor, LLC and ClearBridge Investments, LLC currently serve as the investment manager and subadviser, respectively, for both Funds, and Western Asset Management Company manages cash and short-term instruments for both Funds. The Acquiring Fund’s portfolio managers would manage the Combined Fund.

Q.	ARE THE TARGET FUND’S INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND RELATED POLICIES SIMILAR TO THOSE OF THE ACQUIRING FUND?

A.    Yes. There are, however, certain differences in principal investment policies and strategies and principal risks between the Target Fund and the Acquiring Fund. The Funds have identical investment objectives. Each Fund has adopted identical fundamental and additional non-fundamental investment policies. Please see “Comparison of Investment Objectives, Strategies and Principal Risks of Investing in the Funds” in the Information Statement/Prospectus. The following chart provides a brief summary of some of the more significant of these differences, as considered by the Board.

	Target Fund	Acquiring Fund
Investment Objective(s)	The Target Fund seeks long-term capital growth. Current income is a secondary consideration.	The Acquiring Fund seeks long-term growth of capital as its primary investment objective. Current income is a secondary objective.

Issuer Market Capitalization	The Target Fund invests primarily in common stock equivalents of companies that the portfolio managers believe are undervalued in the marketplace. The Target Fund may invest in securities of any size, allowing the portfolio managers flexibility to identify companies that offer more attractive value opportunities.	Under normal circumstances, the Acquiring Fund invests at least 80% of the value of its net assets, plus borrowings for investment purposes, if any, in equity securities, or other investments with similar economic characteristics, of companies with large market capitalizations.

Foreign Investments	The Target Fund may invest up to 25% of its net assets in foreign securities, either directly or through depositary receipts.	The Acquiring Fund may invest up to 20% of its net assets in equity securities of foreign issuers, either directly or through depositary receipts.

Fixed Income Investments	The Target Fund may invest up to 35% of its assets in convertible bonds, and up to 10% of its assets may be invested in below investment grade bonds (commonly known as “junk bonds”).	The Acquiring Fund may invest up to 20% of its net assets in fixed income investments.

Q.	HOW IS THE REORGANIZATION EXPECTED TO IMPACT FUND FEES AND EXPENSES?

A.    The Reorganization is expected to have the following effects on the fees and expenses of Class I shares of the Target Fund:

•	The total operating expense ratio of the Combined Fund is expected to be lower than the total operating expense ratio of Class I shares of the Target Fund.

•

Based on asset levels as of May 1, 2014 for both Funds, the Acquiring Fund pays an effective management fee of 0.65% of average daily net assets, which is lower than the Target Fund’s effective management fee rate of 0.75% of average daily net assets. Based on asset levels as of that date, the management fee rate of the Combined Fund is expected to be lower than the Target Fund’s management fee rate.

Please see “Summary—Comparison of Fees and Expenses” in the Information Statement/Prospectus for a detailed breakdown of the fees and expenses paid by the Target Fund in comparison with those paid by the Acquiring Fund.

Q.	WILL I HAVE TO PAY ANY SALES LOAD, CHARGE OR OTHER COMMISSION IN CONNECTION WITH THE REORGANIZATION?

A.    No. No sales load, contingent deferred sales charge, commission, redemption fee or other transactional fee will be charged by the fund as a result of the Reorganization. You will receive shares of the Acquiring Fund having an aggregate net asset value equal to the aggregate net asset value of the shares of the Target Fund that you own immediately prior to the Reorganization.

Q.	WHAT IF I REDEEM MY SHARES BEFORE THE CLOSING OF THE REORGANIZATION?

A.    Redemptions of fund shares that occur before the closing of the Reorganization will be processed according to the policies and procedures in effect at the time of the redemption.

Q.	WILL MY SHAREHOLDER PRIVILEGES CHANGE AS A RESULT OF THE REORGANIZATION?

A.    No. You will receive Class I shares of the Acquiring Fund.

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Q.	WILL THE TARGET FUND’S DISTRIBUTION SCHEDULE CHANGE AS A RESULT OF THE REORGANIZATION?

A.    No. Distributions made by the Target Fund are automatically reinvested in additional shares of the fund at net asset value unless the fund is instructed otherwise. Distributions to an insurance company separate account, and exchanges and redemptions of fund shares made by a separate account, ordinarily do not cause contract holders to recognize income or gain for federal income tax purposes.

Q.	CAN I PURCHASE ADDITIONAL SHARES OF THE TARGET FUND PRIOR TO THE REORGANIZATION?

A.    Yes. You may purchase additional shares in the Target Fund prior to the Reorganization. However, the Target Fund will close to new purchases two business days prior to the closing of the Reorganization.

Q.	WILL I HAVE TO PAY ANY FEDERAL INCOME TAXES AS A RESULT OF THE REORGANIZATION?

A.    The Reorganization is intended to qualify as a tax-free transaction for federal income tax purposes. Assuming the Reorganization qualifies for such treatment, you will not recognize a gain or loss for federal income tax purposes as a direct result of the Reorganization. As a condition to the closing of the Reorganization, the Funds will receive an opinion of Willkie Farr & Gallagher LLP to the effect that the Reorganization will qualify for such treatment. Opinions of counsel are not binding on the Internal Revenue Service or the courts. You should talk to your tax adviser about any state, local and other tax consequences of the Target Fund’s Reorganization.

Q.	WHO WILL PAY FOR THE REORGANIZATION?

A.    The Target Fund and the Target Fund’s manager will each be responsible for 50% of the fees, costs and expenses that are solely and directly related to the Reorganization (the “Reorganization Costs”) that are allocated to the Target Fund. The Acquiring Fund and the Acquiring Fund’s manager will each be responsible for 50% of the Reorganization Costs allocated to the Acquiring Fund. Transaction costs, if any, associated with repositioning the Target Fund’s portfolio in connection with the Reorganization will be borne by the Target Fund before the Reorganization.

Estimated Reorganization Costs have been allocated between the Target Fund and the Acquiring Fund as follows: Legal—the Target Fund: $75,000, the Acquiring Fund: $75,000; Audit—the Target Fund: $3,000, the Acquiring Fund: $3,000; and Printing and postage out-of-pocket costs (approximately $6,000)—all allocated to the Target Fund.

Q.	WHEN IS THE REORGANIZATION OF THE TARGET FUND EXPECTED TO HAPPEN?

A.    The closing date of the Reorganization is expected to occur on or about December 5, 2014.

Q.	WHOM DO I CALL IF I HAVE QUESTIONS?

A.    If you need more information or have any questions, please call 1-877-721-1926.

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The information in this Information Statement/Prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Information Statement/Prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

SUBJECT TO COMPLETION, DATED AUGUST 8, 2014

INFORMATION STATEMENT/PROSPECTUS

SEPTEMBER [    ], 2014

PROSPECTUS FOR:

LEGG MASON PARTNERS VARIABLE EQUITY TRUST

ClearBridge Variable Large Cap Value Portfolio

(the “Acquiring Fund”)

620 Eighth Avenue

New York, New York 10018

1-877-721-1926

INFORMATION STATEMENT FOR:

LEGG MASON PARTNERS VARIABLE EQUITY TRUST

ClearBridge Variable All Cap Value Portfolio

(the “Target Fund”)

(the Target Fund, together with the Acquiring Fund, the “Funds” and each, a “Fund”)

620 Eighth Avenue

New York, New York 10018

1-877-721-1926

Each Fund is a series of a registered open-end management investment company organized as a Maryland statutory trust. The investment objectives of the Funds are identical and the principal investment strategies of the Target Fund are generally similar to those of the Acquiring Fund. There are, however, certain differences in investment policies, strategies and principal risks. Please see “Comparison of Investment Objectives, Strategies and Principal Risks of Investing in the Funds” in this Information Statement/Prospectus.

This Information Statement/Prospectus, which you should retain for future reference, sets forth concisely the information about the Acquiring Fund that a prospective investor should know before investing. A Statement of Additional Information (the “Reorganization SAI”) dated September [    ], 2014, relating to this Information Statement/Prospectus and the Reorganization has been filed with the Securities and Exchange Commission (the “SEC”) and is incorporated by reference into this Information Statement/Prospectus. A copy of the Reorganization SAI is available upon request and without charge by writing to the Acquiring Fund at the address listed above or calling Legg Mason at 1-877-721-1926.

For more information regarding the Funds, see the current prospectuses of the Funds (the “Prospectuses”) and statements of additional information of the Funds (the “Fund SAIs”) filed with the SEC on the dates listed in Appendix A. The Prospectus of the Target Fund and the Target Fund SAI are incorporated into this Information Statement/Prospectus by reference. The Prospectus of the Acquiring Fund is not being incorporated by reference.

The audited financial statements and related independent registered public accounting firm’s report for the Target Fund contained in the annual report for the fiscal year ended December 31, 2013 and the unaudited financial statements contained in the semiannual report of the Target Fund for the fiscal period ended June 30, 2014 are incorporated herein by reference. You may receive without charge copies of the Prospectuses, Fund SAIs, and annual and semiannual reports for the Funds by calling Legg Mason at 1-877-721-1926, or by writing the Funds at 100 First Stamford Place, Attn: Shareholder Services—5th Floor, Stamford, Connecticut 06902.

The financial highlights for the Acquiring Fund contained in the annual report to shareholders for the fiscal year ended December 31, 2013 and in the semiannual report to shareholders for the fiscal period ended June 30, 2014 are attached to this Information Statement/Prospectus as Appendix C. In addition, you can copy and review this Information Statement/Prospectus and the complete filing on Form N-14 containing the Information Statement/Prospectus and any of the above-referenced documents at the SEC’s Public Reference Room in Washington, DC. You may obtain information about the operation of the Public Reference Room by calling the SEC at (202) 551-8090. Reports and other information about each Fund are available on the EDGAR Database on the SEC’s Internet site at www.sec.gov. You may obtain copies of this information, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Room, 100 F Street, N.E., Washington, DC 20549.

A copy of the Reorganization Agreement pertaining to the Reorganization accompanies this Information Statement/Prospectus as Appendix B.

The information contained herein concerning the Target Fund has been provided by, and is included herein in reliance upon, the Target Fund. The information contained herein concerning the Acquiring Fund has been provided by, and is included herein in reliance upon, the Acquiring Fund.

THIS INFORMATION STATEMENT/PROSPECTUS IS FOR INFORMATIONAL PURPOSES ONLY, AND YOU DO NOT NEED TO DO ANYTHING IN RESPONSE TO RECEIVING IT. WE ARE NOT ASKING YOU FOR A PROXY OR WRITTEN CONSENT, AND YOU ARE REQUESTED NOT TO SEND US A PROXY OR WRITTEN CONSENT.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES NOR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS INFORMATION STATEMENT/PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

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SUMMARY

This summary is qualified in its entirety by reference to the additional information contained elsewhere in this Information Statement/Prospectus and the Reorganization Agreement, which is attached to this Information Statement/Prospectus as Appendix B.

Reorganization

At in-person meetings held on July 30-31, 2014, the Board of the Acquiring Fund and the Target Fund, including all of the Board members who are not “interested persons” of the Funds under the Investment Company Act of 1940, as amended (the “1940 Act”) (“Independent Board Members”), unanimously approved the Reorganization Agreement. The Reorganization Agreement provides for:

1. the transfer of all of the assets of the Target Fund, in exchange for the assumption of all of the liabilities of the Target Fund and for shares of the Acquiring Fund having an aggregate net asset value equal to the aggregate net asset value of the shares of the Target Fund;

2. the distribution of shares of the Acquiring Fund to the shareholders of the Target Fund; and

3. the termination of the Target Fund as a series of the Trust.

The Reorganization Agreement is not subject to approval by the shareholders of the Target Fund. The Reorganization of the Target Fund into the Acquiring Fund (the “Reorganization”) is scheduled to be effective as of the close of business on December 5, 2014, or on such later date as the parties may agree (the “Closing Date”). As a result of the Reorganization, each shareholder of the Target Fund will become the owner of the number of full and fractional Class I shares of the Acquiring Fund having an aggregate net asset value equal to the aggregate net asset value of the shareholder’s Target Fund Class I shares as of the close of business on the Closing Date. See “Information about the Reorganization” below. For more information about the classes of shares offered by the Funds, see “Summary—Comparison of Sales Loads, Distribution and Shareholder Servicing Arrangements and Purchase and Redemption Policies and Procedures” below and “Share Transactions” below.

For the reasons set forth below in “Information about the Reorganization—Reasons for the Reorganization and Board Considerations,” the Board of the Target Fund and the Acquiring Fund, including all of the Independent Board Members, has concluded that the Reorganization of the Target Fund is in the best interests of the Target Fund and the Acquiring Fund and that the interests of the Target Fund’s and Acquiring Fund’s existing shareholders would not be diluted as a result of the Reorganization.

As a condition to the closing of the Reorganization, each party to the Reorganization Agreement (other than Legg Mason Partners Fund Advisor, LLC (“LMPFA”)), must receive an opinion of Willkie Farr & Gallagher LLP to the effect that the Reorganization will be treated as a “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”). Accordingly, subject to the limited exceptions described below under the heading “Information about the Reorganization—Federal Income Tax Consequences,” it is expected that neither the Target Fund nor its shareholders will recognize gain or loss as a result of the Reorganization, and that the aggregate tax basis of the Acquiring Fund shares received by each Target Fund shareholder will be the same as the aggregate tax basis of the shareholder’s Target Fund shares. For more information about the federal income tax consequences of the Reorganization, see “Information about the Reorganization—Federal Income Tax Consequences” below.

Certain Defined Terms Used in This Information Statement/Prospectus

The Target Fund and the Acquiring Fund are each a series of Legg Mason Partners Variable Equity Trust (the “Trust”), a Maryland statutory trust. For ease of reference and clarity of presentation, shares of beneficial interest of the Acquiring Fund and Target Fund are hereinafter referred to as “shares,” holders of shares are hereinafter referred to as “shareholders” and the Board of Trustees overseeing the Acquiring Fund and the Target Fund is referred to herein as the “Board.” After giving effect to the Reorganization, the Acquiring Fund is referred to as the “Combined Fund.”

Comparison of Investment Objectives and Principal Investment Strategies

This section will help you compare the investment objectives and principal investment strategies of the Target Fund and the Acquiring Fund. Please be aware that this is only a brief discussion. More detailed comparisons of the Funds, including their principal risks, and a chart providing a side-by-side comparison of the Funds and their investment objectives, principal investment strategies and management, appear below in this Information Statement/Prospectus. The investment objectives and principal investment strategies of the Acquiring Fund will apply to the Combined Fund following the Reorganization. More information can be found in the Funds’ Prospectuses and Fund SAIs.

The Funds have identical investment objectives. The Acquiring Fund seeks long-term growth of capital as its primary investment objective. Current income is a secondary objective. The Target Fund seeks long-term capital growth. Current income is a secondary consideration.

Under normal circumstances, the Acquiring Fund invests at least 80% of the value of its net assets, plus borrowings for investment purposes, if any, in equity securities, or other investments with similar economic characteristics, of companies with large market capitalizations. The Target Fund invests primarily in common stocks and common stock equivalents that the portfolio managers believe are undervalued in the marketplace. The Target Fund may invest in issuers of any size, allowing the portfolio managers flexibility to identify investment opportunities that are expected to help the Fund achieve its investment objective. Each Fund may invest in foreign securities both directly and through depositary receipts of those securities. Each Fund also is classified as diversified. However, there are certain differences in principal investment policies and strategies between the Funds.

	Target Fund	Acquiring Fund
Principal Investment Policies and Strategies	The Target Fund invests primarily in common stocks and common stock equivalents that the portfolio managers believe are undervalued. The Target Fund may invest in issuers of any size, allowing the portfolio managers flexibility to identify companies that offer more attractive value opportunities.	Under normal circumstances, the Acquiring Fund invests at least 80% of the value of its net assets, plus borrowings for investment purposes, if any, in equity securities, or other investments with similar economic characteristics, of companies with large market capitalizations. Large capitalization companies are those companies with market capitalizations similar to companies in the Russell 1000 Index (the “Index”). The size of the companies in the Index changes with market conditions and the composition of the Index. As of February 28, 2014, the largest market capitalization of a company in the Index was approximately $469.4 billion and the median market capitalization of a company of the Index was approximately $7.673 billion. Securities of companies whose market capitalizations no longer meet this definition after purchase by the Fund still will be considered securities of large capitalization companies for purposes of the Fund’s 80% investment policy.

	Target Fund	Acquiring Fund
Selection Process

The portfolio managers employ a two-step stock selection process in their search for undervalued stocks of temporarily out of favor companies. First, the portfolio managers use proprietary models and fundamental research to try to identify stocks that are underpriced in the market relative to their fundamental value. Next, the portfolio managers look for a positive catalyst in the company’s near term outlook which the portfolio managers believe will accelerate earnings or improve the value of the company’s assets. The portfolio managers also emphasize companies in those sectors of the economy which the portfolio managers believe are undervalued relative to other sectors.

When evaluating an individual stock, the portfolio managers look for:

•       Low market valuations measured by the portfolio managers’ valuation models

•       Positive changes in earnings prospects because of factors such as:

•       New, improved or unique products and services

•       New or rapidly expanding markets for the company’s products

•       New management

•       Changes in the economic, financial, regulatory or political environment particularly affecting the company

•       Effective research, product development and marketing

•       A business strategy not yet recognized by the marketplace

The portfolio managers emphasize individual security selection while diversifying the fund’s investments across industries, which may help to reduce risk. The portfolio managers focus on established large capitalization companies, seeking to identify those companies with favorable valuations and attractive growth potential. The portfolio managers employ fundamental analysis to analyze each company in detail, ranking its management, strategy and competitive market position.

In selecting individual companies for investment, the portfolio managers look for:

•       Share prices that appear to be temporarily oversold or do not reflect positive company developments

•       Share prices that appear to undervalue the company’s assets, particularly on a sum-of-the-parts basis

•       Special situations including corporate events, changes in management, regulatory changes or turnaround situations

•       Company-specific items such as competitive market position, competitive products and services, experienced management team and stable financial condition

Foreign Investments	The Target Fund may invest up to 25% of its net assets in foreign securities, either directly or through depositary receipts.	The Acquiring Fund may invest up to 20% of its net assets in equity securities of foreign issuers, either directly or through depositary receipts.

Fixed Income Investments	The Target Fund may invest up to 35% of its assets in convertible bonds, and up to 10% of its assets may be invested in below investment grade bonds (commonly known as “junk bonds”).	The Acquiring Fund may invest up to 20% of its net assets in fixed income investments.

The Target Fund and the Acquiring Fund are subject to similar principal risk factors, which are described below.

Effect on Expenses

This section summarizes the anticipated impact of the Reorganization on the fees and expenses of the Target Fund.

As a result of the Reorganization, total annual fund operating expenses of Class I shares of the Target Fund are expected to decrease from 0.80% to 0.72%. The Reorganization will not have any effect on the shareholder services available to shareholders of the Target Fund as shareholders of the Combined Fund.

Following the Reorganization, the effective management fee rate of the Combined Fund is expected to be 0.65% of the Fund’s average daily net assets, assuming the combined asset levels of the Acquiring Fund and the Target Fund as of May 1, 2014 for both Funds. This fee is lower than the Target Fund’s effective management fee rate of 0.75% as of May 1, 2014.

Comparison of Fees and Expenses

The tables below compare the fees and expenses of Class I shares of the Target Fund as of the end of its fiscal year on December 31, 2013, as shown in its current prospectus dated May 1, 2014, and of Class I shares of the Acquiring Fund as of the end of its fiscal year on December 31, 2013, as shown in its current prospectus dated May 1, 2014, and show the estimated fees and expenses of the Combined Fund, on a pro forma basis, as if the Reorganization had occurred on May 1, 2014. The estimates are based on contracts and agreements in effect as of May 1, 2014, unless otherwise noted, and reflect the operating expense accrual rates on that date, which are based on each Fund’s net assets as of the prior fiscal year end. Accordingly, the actual fees and expenses of each class of each Fund and the Combined Fund as of the Closing Date may differ from those reflected in the tables below due to changes in net assets from those as of May 1, 2014. Changes in net assets may result from purchases and redemptions of Fund shares, market appreciation or depreciation, and other factors occurring between that date and the Closing Date. As a general matter, changes (positive or negative) in a Fund’s expense ratio resulting from fluctuations in the Target Fund’s or Acquiring Fund’s net assets will be borne by the shareholders of the applicable Fund and the Combined Fund. For information concerning the net assets of each Fund and Class I shares of each Fund as of July 31, 2014, please see “Additional Information about the Target Fund and the Acquiring Fund—Capitalization.”

	Pre-Reorganization[1]		Pro Forma Combined Fund
	ClearBridge Variable All Cap Value Portfolio	ClearBridge Variable Large Cap Value Portfolio	ClearBridge Variable Large Cap Value Portfolio
	Class I	Class I	Class I
Shareholder Fees (fees paid directly from a shareholder’s investment):
Maximum Sales Charge (Load) imposed on purchases (as a % of offering price)	None	None	None
Maximum Deferred Sales Charge (Load) (as a % of the lower of net asset value at purchase or redemption)	None	None	None
Annual Fund Operating Expenses (expenses that are deducted from Fund assets):
Management Fees	0.75%	0.65%	0.65%
Distribution and/or Service (12b-1) Fees	None	None	None
Other Expenses	0.05%	0.08%	0.07%

Total Annual Fund Operating Expenses	0.80%	0.73%	0.72%

Fee Waiver and/or Expense Reimbursement	— (a)	— (a)	— (a)
Net Total Annual Fund Operating Expenses	0.80%	0.73%	0.72%

[1]	Expense Ratios are from the Prospectus dated May 1, 2014 for the Target Fund and the Prospectus dated May 1, 2014 for the Acquiring Fund.

(a)

The manager has agreed to waive fees and/or reimburse operating expenses (other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses) so that total annual operating expenses are not expected to exceed 1.00% for Class I shares. This arrangement cannot be terminated prior to December 31, 2015 without the Board’s consent. The manager is permitted to recapture amounts waived and/or reimbursed to the class during the same fiscal year if the class’s total annual operating expenses have fallen to a level below the limit described above.

The following examples help you compare the costs of investing in each of the Funds with the costs of investing in other mutual funds. The examples assume that you invest $10,000 for the periods shown, that your investment has a 5% return each year, that you reinvest all distributions and dividends, and that each Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class I
ClearBridge Variable All Cap Value Portfolio (with or without redemption)	$82	$256	$444	$990
ClearBridge Variable Large Cap Value Portfolio (with or without redemption)	$75	$234	$407	$908
Pro Forma Combined ClearBridge Variable Large Cap Value Portfolio (with or without redemption)	$74	$231	$401	$896

Federal Income Tax Consequences

The Reorganization is expected to qualify as a tax-free “reorganization” for U.S. federal income tax purposes. If the Reorganization so qualifies, in general, neither the Target Fund, the Acquiring Fund, nor their respective shareholders will recognize gain or loss for U.S. federal income tax purposes in the transactions contemplated by the Reorganization. As a condition to the closing of the Reorganization, the Trust, on behalf of the Target Fund and the Acquiring Fund, will receive an opinion from Willkie Farr & Gallagher LLP, counsel to each Fund, to that effect. An opinion of counsel is not binding on the Internal Revenue Service (“IRS”) or any court and thus does not preclude the IRS from asserting, or a court from rendering, a contrary position.

If the Reorganization is effected, it is currently anticipated that holdings representing approximately 75% of the investment portfolio of the Target Fund (measured as of June 17, 2014) and none of the investment portfolio of the Acquiring Fund will be sold prior to and solely and directly related to, the Reorganization. It is anticipated that transaction costs of approximately $14,000 or $0.0068 per share (based on shares outstanding as of June 17, 2014) will be incurred by the Target Fund to reposition its portfolio in connection with the Reorganization. It is anticipated that the Target Fund will realize capital gains as a result of these sales, but these gains will be incurred and distributed with no adverse tax consequences to Target Fund shareholders since all the Target Fund’s shares are held in tax-advantaged accounts.

For more information about the U.S. federal income tax consequences of the Reorganization, see “Information About the Reorganization—Federal Income Tax Consequences.”

Comparison of Sales Loads, Distribution and Shareholder Servicing Arrangements and Purchase and Redemption Policies and Procedures

Shareholders in the Target Fund and the Acquiring Fund are not subject to any sales loads or deferred sales charges. Accordingly, no sales loads or deferred sales charges will be incurred by Target Fund shareholders as a result of the Reorganization.

Procedures for the purchase, redemption and valuation of the shares of the Target Fund and the Acquiring Fund are identical. More information about the distribution and shareholder servicing arrangements for the shares of the Acquiring Fund and the procedures for making purchases and redemptions of shares are set forth in “Share Transactions” below.

COMPARISON OF INVESTMENT OBJECTIVES, STRATEGIES AND

PRINCIPAL RISKS OF INVESTING IN THE FUNDS

The following discussion comparing the investment objectives, strategies and principal risks of the Target Fund with the Acquiring Fund is based upon and qualified in its entirety by the disclosure appearing in the Prospectuses (as supplemented) of the Funds under the captions “Investment objective,” “Principal investment strategies,” “Certain risks” and “More on the fund’s investment strategies, investments and risks.” The Prospectuses (as supplemented from time to time) are dated as follows:

Target Fund	Prospectus Dated
ClearBridge Variable All Cap Value Portfolio	May 1, 2014

Acquiring Fund	Prospectus Dated
ClearBridge Variable Large Cap Value Portfolio	May 1, 2014

The investment objective and principal investment strategies and principal risks of the Acquiring Fund will apply to the Combined Fund following the Reorganization with the Target Fund.

Investment Objectives

The Acquiring Fund seeks long-term growth of capital as its primary investment objective. Current income is a secondary objective.

The Target Fund seeks long-term capital growth. Current income is a secondary consideration.

Principal Investment Policies and Strategies

The Target Fund invests primarily in common stocks and common stock equivalents of companies the portfolio managers believe are undervalued in the marketplace. While the portfolio managers select investments primarily for their capital appreciation potential, secondary consideration is given to a company’s dividend record and the potential for an improved dividend return. The Target Fund invests in securities of large, well-known companies but may also invest a significant portion of its assets in securities of small to medium capitalization companies when the portfolio managers believe smaller capitalization companies offer more attractive value opportunities. Under normal circumstances, the Acquiring Fund invests at least 80% of the value of its net assets, plus borrowings for investment purposes, if any, in equity securities, or other investments with similar economic characteristics, of companies with large market capitalizations. Large capitalization companies are those companies with market capitalizations similar to companies in the Index.

Both Funds may invest in fixed income investments. The Target Fund may invest up to 35% of its assets in convertible bonds, and up to 10% of its assets may be invested in below investment grade bonds (commonly known as “junk bonds”). The Acquiring Fund may invest up to 20% of its net assets in fixed income investments. Both Funds are classified as diversified.

The Funds have adopted identical fundamental and non-fundamental policies. Following the closing of the Reorganization, the Acquiring Fund’s portfolio managers will continue to manage the Combined Fund pursuant to the Acquiring Fund’s investment policies. The fundamental and additional non-fundamental investment policies of the Target Fund and the Acquiring Fund are set out in Appendix F.

Risk Factors

Because the Funds have identical investment objectives and similar principal investment policies and strategies, the Funds share many of the same risks. You could lose money on your investment in either Fund and either Fund may not perform as well as other investments.

The following summarizes the principal risks of investing in either of the Funds:

•

Stock market and equity securities risk. The securities markets are volatile and the market prices of the Fund’s securities may decline generally. Securities fluctuate in price based on changes in a company’s financial condition and overall market and economic conditions. If the market prices of the securities owned by the Fund fall, the value of your investment in the Fund will decline.

•

Recent market events risk. The global financial crisis that began in 2008 has caused a significant decline in the value and liquidity of many securities and unprecedented volatility in the markets. In response to the crisis, the U.S. government and the Federal Reserve, as well as certain foreign governments and their central banks have taken steps to support financial markets, including by keeping interest rates at historically low levels. More recently, the Federal Reserve has reduced its market support activities. Further reduction or withdrawal of this support, failure of efforts in response to the crisis, or investor perception that such efforts are not succeeding could negatively affect financial markets generally as well as result in higher interest rates, increase market volatility and reduce the value and liquidity of certain securities.

•

Issuer risk. The value of a security can go up or down more than the market as a whole and can perform differently from the value of the market as a whole, often due to disappointing earnings reports by the issuer, unsuccessful products or services, loss of major customers, major litigation against the issuer or changes in government regulations affecting the issuer or the competitive environment. The Fund may experience a substantial or complete loss on an individual security.

•	Large capitalization company risk. Large capitalization companies may fall out of favor with investors.

•

Liquidity risk. Some assets held by the Fund may be impossible or difficult to sell, particularly during times of market turmoil. These illiquid assets may also be difficult to value. If the Fund is forced to sell an illiquid asset to meet redemption requests or other cash needs, the Fund may be forced to sell at a loss.

•

Portfolio selection risk. The value of your investment may decrease if the subadviser’s judgment about the attractiveness or value of or market trends affecting a particular security, industry, sector or region, or about market movements is incorrect.

•

Value investing risk. The value approach to investing involves the risk that stocks may remain undervalued. Value stocks may underperform the overall equity market while the market concentrates on growth stocks. Although the Fund will not concentrate its investments in any one industry or industry group, it may, like many value funds, weight its investments toward certain industries, thus increasing its exposure to factors adversely affecting issuers within those industries.

•

Risk of increase in expenses. Your actual costs of investing in the Fund may be higher than the expenses shown in “Annual fund operating expenses” for a variety of reasons. For example, expense ratios may be higher than those shown if a fee limitation is changed or terminated or if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

The Target Fund also characterizes the following as principal risks of investing in the Fund:

•

Small and medium capitalization company risk. The Fund will be exposed to additional risks as a result of its investments in the securities of small and medium capitalization companies. Small and medium capitalization companies may fall out of favor with investors; may have limited product lines, operating histories, markets or financial resources; or may be dependent upon a limited management group. The prices of securities of small and medium capitalization companies generally are more volatile than those of large capitalization companies and are more likely to be adversely affected than large capitalization companies by changes in earnings results and investor expectations or poor economic or market conditions, including those experienced during a recession. Securities of small and medium capitalization companies may underperform large capitalization companies, may be harder to sell at times and at prices the portfolio managers believe appropriate and may offer greater potential for losses.

•

Dividend-paying stock risk. The Fund’s emphasis on dividend-paying stocks involves the risk that such stocks may fall out of favor with investors and underperform the market. Also, a company may reduce or eliminate its dividend.

•

Foreign investments and emerging market risk. The Fund’s investments in securities of foreign issuers or issuers with significant exposure to foreign markets involve additional risk. Foreign countries in which the Fund may invest may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the Fund’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable government actions, and political or financial instability. Lack of information may also affect the value of these securities.

•

Currency risk. The value of investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. Currency conversion costs and currency fluctuations could erase investment gains or add to investment losses. Currency exchange rates can be volatile, and are affected by factors such as general economic conditions, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls and speculation.

Side-by-Side Comparison

The following chart shows a side-by-side comparison of the investment objective, principal investment policies and strategies, manager and portfolio managers of the Target Fund and the Acquiring Fund.

	ClearBridge Variable All Cap Value Portfolio (Target Fund)	ClearBridge Variable Large Cap Value Portfolio (Acquiring Fund)
Investment Objective	The Target Fund seeks long-term capital growth. Current income is a secondary consideration. The Target Fund’s investment objective may be changed by the Board without shareholder approval and on notice to shareholders.	The Acquiring Fund seeks long-term growth of capital as its primary investment objective. Current income is a secondary objective. The Acquiring Fund’s investment objective may be changed by the Board without shareholder approval and on notice to shareholders.

Principal Investment Policies and Strategies	The Target Fund invests primarily in common stocks and common stock equivalents of companies the portfolio managers believe are undervalued in the marketplace. While the portfolio managers select investments primarily for their capital appreciation potential, secondary consideration is given to a company’s dividend record and the potential for an improved dividend return. The Target Fund invests in securities of large, well-known companies but may also invest a significant portion of its assets in securities of small to medium capitalization companies when the portfolio managers believe smaller capitalization companies offer more attractive value opportunities.	Under normal circumstances, the Acquiring Fund invests at least 80% of the value of its net assets, plus borrowings for investment purposes, if any, in equity securities, or other investments with similar economic characteristics, of companies with large market capitalizations. Large capitalization companies are those companies with market capitalizations similar to companies in the Index. The size of the companies in the Index changes with market conditions and the composition of the Index. As of February 28, 2014, the market capitalization of the largest company in the Index was approximately $469.4 billion and the median market capitalization of a company of the Index was approximately $7.673 billion. Securities of companies whose market capitalizations no longer meet this definition after purchase by the Acquiring Fund still will be considered securities of large capitalization companies for purposes of the Acquiring Fund’s 80% investment policy.

	ClearBridge Variable All Cap Value Portfolio (Target Fund)	ClearBridge Variable Large Cap Value Portfolio (Acquiring Fund)
Selection Process

The portfolio managers employ a two-step stock selection process in their search for undervalued stocks of temporarily out of favor companies. First, the portfolio managers use proprietary models and fundamental research to try to identify stocks that are underpriced in the market relative to their fundamental value. Next, the portfolio managers look for a positive catalyst in the company’s near term outlook which the portfolio managers believe will accelerate earnings or improve the value of the company’s assets. The portfolio managers also emphasize companies in those sectors of the economy which the portfolio managers believe are undervalued relative to other sectors.

When evaluating an individual stock, the portfolio managers look for:

•       Low market valuations measured by the portfolio managers’ valuation models

•       Positive changes in earnings prospects because of factors such as:

•       New, improved or unique products and services

•       New or rapidly expanding markets for the company’s products

•       New management

•       Changes in the economic, financial, regulatory or political environment particularly affecting the company

•       Effective research, product development and marketing

•       A business strategy not yet recognized by the marketplace

The portfolio managers emphasize individual security selection while diversifying the Acquiring Fund’s investments across industries, which may help to reduce risk. The portfolio managers focus on established large capitalization companies, seeking to identify those companies with favorable valuations and attractive growth potential. The portfolio managers employ fundamental analysis to analyze each company in detail, ranking its management, strategy and competitive market position.

In selecting individual companies for investment, the portfolio managers look for:

•       Share prices that appear to be temporarily oversold or do not reflect positive company developments

•       Share prices that appear to undervalue the company’s assets, particularly on a sum-of-the-parts basis

•       Special situations including corporate events, changes in management, regulatory changes or turnaround situations

•       Company-specific items such as competitive market position, competitive products and services, experienced management team and stable financial condition

Foreign Investments	The Target Fund may invest up to 25% of its net assets in foreign securities, either directly or through depositary receipts.	The Acquiring Fund may invest up to 20% of its net assets in equity securities of foreign issuers, either directly or through depositary receipts.

Fixed Income Investments	The Target Fund may invest up to 35% of its assets in convertible bonds, and up to 10% of its assets may be invested in below investment grade bonds (commonly known as “junk bonds”).	The Acquiring Fund may invest up to 20% of its net assets in fixed income investments.

	ClearBridge Variable All Cap Value Portfolio (Target Fund)	ClearBridge Variable Large Cap Value Portfolio (Acquiring Fund)
Investment Manager; Subadvisers	Legg Mason Partners Fund Advisor, LLC (investment manager) ClearBridge Investments, LLC (subadviser) Western Asset Management Company (manages cash and short-term instruments)	Legg Mason Partners Fund Advisor, LLC (investment manager) ClearBridge Investments, LLC (subadviser) Western Asset Management Company (manages cash and short-term instruments)

Portfolio Managers	John G. Goode and Peter J. Hable	Dmitry Khaykin and Robert Feitler, Jr.

SHARE TRANSACTIONS

This section describes the Class I shares that the Target Fund and Acquiring Fund currently make available and that the Acquiring Fund will make available after the Reorganization and how shareholders may buy and sell those Fund shares. It also describes how the Funds value their securities and the Funds’ policies on frequent trading of Fund shares. The term “Fund” as used in this section of the Information Statement/Prospectus refers to both the Target Fund and the Acquiring Fund.

Availability of the Fund

Shares of the Fund may only be purchased or redeemed through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating life insurance companies or through eligible pension or other qualified plans. Shares of the Fund are sold at the Fund’s net asset value next determined after receipt by the Fund or its agent of a purchase request in good order.

The Fund does not have any initial or subsequent investment minimums. However, your insurance company, pension plan or retirement plan may impose investment minimums.

The interests of different variable insurance products investing in the Fund could conflict due to differences of tax treatment and other considerations. The Fund’s Board currently does not foresee any disadvantages to investors arising from the fact that the Fund may offer its shares to different insurance company separate accounts that serve as the investment medium for their variable annuity and variable life products. Nevertheless, the Board intends to monitor events to identify any material irreconcilable conflicts which may arise, and to determine what action, if any, should be taken in response to these conflicts. If a conflict were to occur, one or more insurance companies’ separate accounts might be required to withdraw their investments in the Fund and shares of another fund may be substituted. In addition, the sale of shares may be suspended or terminated if required by law or regulatory authority or if it is found by the Board to be in the best interests of the Fund’s shareholders.

The Fund reserves the right to reject any specific purchase order.

The Acquiring Fund offers Class II shares through a separate prospectus. Class II shares are sold subject to a distribution fee and are also available only through policies established and maintained by insurance companies for the purpose of funding variable annuity contracts or variable life insurance policies and to certain qualified pension and retirement plans. Class II shares are not offered by this Information Statement/Prospectus. Class II shares of the Target Fund are closed to new purchases.

Certain insurance companies may have selected, and the distributor may have made available, Fund share classes with distribution and/or service-related fees that are higher than other available share classes. As a result of higher fees paid by investors in such share classes, the amount of fees that may otherwise need to be paid by the distributor or its affiliates to such insurance company would decrease.

Redemption of Shares

The redemption price of the shares of the Fund will be the net asset value next determined after receipt by the Fund of a redemption order from a separate account and by qualified plans, which may be more or less than the price paid for the shares. The Fund will ordinarily make payment within one business day after receipt of a redemption request in good order. Redemption proceeds must be remitted to a separate account on or before the third day following receipt of the request in good order, except on a day on which the New York Stock Exchange (the “NYSE”) is closed or as permitted by the SEC in extraordinary circumstances.

The Fund has the right to pay redemption proceeds by delivering securities instead of cash. In that event, a redeeming shareholder may incur costs (such as brokerage commissions) in converting the securities into cash and the shareholder may receive less for the securities than the price at which they were valued for purposes of the redemption.

Subject to applicable law, the Fund may, with prior notice, adopt other policies from time to time requiring mandatory redemption of shares in certain circumstances.

Frequent Trading of Fund Shares

Frequent purchases and redemptions of Fund shares may interfere with the efficient management of the Fund, increase Fund transaction costs, and have a negative effect on the Fund’s long-term shareholders. For example, in order to handle large flows of cash into and out of the Fund, the subadviser may need to allocate more assets to cash or other short-term investments or sell securities, rather than maintaining full investment in securities selected to achieve the Fund’s investment objectives. Frequent trading may cause the Fund to sell securities at less favorable prices. Transaction costs, such as brokerage commissions and market spreads, can detract from the Fund’s performance. In addition, the return received by long-term shareholders may be reduced when trades by other shareholders are made in an effort to take advantage of certain pricing discrepancies, when, for example, it is believed that the Fund’s share price, which is determined at the close of the NYSE on each trading day, does not accurately reflect the value of the Fund’s investments. Funds investing in foreign securities have been particularly susceptible to this form of arbitrage, but other funds could also be affected.

Because of the potential harm to funds sold by the Fund’s distributor and their long-term shareholders, the Board has approved policies and procedures that are intended to detect and discourage excessive trading and market timing abuses through the use of various surveillance techniques. Under these policies and procedures, the Fund may limit additional purchases of Fund shares by shareholders who are believed by the manager to be engaged in these abusive trading activities in the Fund or in other funds sold by the distributor. In the event that a purchase request is rejected, the shareholder may nonetheless redeem its shares. The intent of the policies and procedures is not to inhibit legitimate strategies, such as asset allocation, dollar cost averaging, or similar activities that may nonetheless result in frequent trading of Fund shares.

Under the Fund’s policies and procedures, the Fund reserves the right to restrict or reject purchases of shares without prior notice whenever a pattern of excessive trading by a shareholder is detected in funds sold by the distributor. A committee established by the manager administers the policy.

The policy provides that the committee may take action, which may include using its best efforts to restrict a shareholder’s trading privileges in funds sold by the distributor, if that shareholder has engaged in one or more “Round Trips” across all funds sold by the distributor. However, the committee has the discretion to determine that action is not necessary if it is determined that the pattern of trading is not abusive or harmful. In making such a determination, the committee will consider, among other things, the nature of the shareholder’s account, the reason for the frequent trading, the amount of trading and the particular funds in which the trading has occurred. Additionally, the committee has the discretion to make inquiries or to take any action against a shareholder whose trading appears inconsistent with the frequent trading policy, regardless of the number of Round Trips. Examples of the types of actions the committee may take include heightened surveillance of a shareholder account, providing a written warning letter to an account holder, restricting the shareholder from purchasing additional shares in the Fund altogether or imposing other restrictions (such as requiring purchase orders to be submitted by mail) that would deter the shareholder from trading frequently in the Fund. The committee will generally follow a system of progressive deterrence, although it is not required to do so.

A “Round Trip” is defined as a purchase (including subscriptions) into a fund sold by the distributor followed by a sale (including redemptions) of the same or a similar number of shares out of that fund within 30 days of such purchase. Purchases and sales of the Fund’s shares pursuant to an automatic investment plan or similar program for periodic transactions are not considered in determining Round Trips. These policies and procedures do not apply to money market funds sold by the distributor.

The Fund’s shares are offered exclusively to insurance company separate accounts that fund certain insurance contracts or through eligible pension or other qualified plans. The policies apply to any account, whether a direct account or accounts with financial intermediaries such as investment advisers, broker/dealers or retirement plan administrators, and accounts held through intermediaries such as insurance company separate accounts, commonly called omnibus accounts, where the intermediary holds fund shares for a number of its customers in one account. The Fund’s ability to monitor trading in omnibus accounts may, however, be severely limited due to the lack of access to an individual investor’s trading activity when orders are placed through these types of accounts. There may also be operational and technological limitations on the ability of the Fund’s service providers to identify or terminate frequent trading activity within the various types of omnibus accounts. The distributor has entered into agreements with intermediaries requiring the intermediaries to, among other things, help identify frequent trading activity and prohibit further purchases by a shareholder identified as having engaged in frequent trading.

The Fund has also adopted policies and procedures to prevent the selective release of information about the Fund’s holdings, as such information may be used for market-timing and similar abusive practices.

The policies provide for ongoing assessment of the effectiveness of current policies and surveillance tools, and the Board reserves the right to modify these or adopt additional policies and restrictions in the future. Shareholders should be aware, however, that any surveillance techniques currently employed by the Fund or other techniques that may be adopted in the future may not be effective, particularly where the trading takes place through certain types of omnibus accounts. Furthermore, the Fund may not apply its policies consistently or uniformly, resulting in the risk that some shareholders may be able to engage in frequent trading while others will bear the costs and effects of that trading.

Although the Fund will attempt to monitor shareholder transactions for certain patterns of frequent trading activity, there can be no assurance that all such trading activity can be identified, prevented or terminated. Monitoring of shareholder transactions may only occur for shareholder transactions that exceed a certain transaction amount threshold, which may change from time to time. The Fund reserves the right to refuse any client or reject any purchase order for shares for any reason.

Dividends, Other Distributions and Taxes

Distributions made by the Fund are automatically reinvested in additional shares of the Fund at net asset value unless the Fund is instructed otherwise. Distributions to an insurance company separate account, and exchanges and redemptions of Fund shares made by a separate account, ordinarily do not cause contract holders to recognize income or gain for federal income tax purposes. Please see the contract prospectus for information regarding the federal income tax treatment of distributions to the separate accounts and to contract holders.

In order to enable insurance company separate accounts investing in the Fund to comply with the diversification requirements applicable to “segregated asset accounts” under the Code, the Fund intends to structure its portfolio in a manner that complies with those requirements and to prohibit investment in the Fund by investors other than separate accounts established and maintained by insurance companies for the purpose of funding variable annuity and life insurance contracts and certain qualified pension and retirement plans. The applicable Treasury regulations generally provide that, as of the end of each calendar quarter or within 30 days thereafter, no more than 55% of the total assets of a segregated asset account may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments. For this purpose, all securities of the same issuer are considered a single investment, but in the case of U.S. government securities, each government agency or instrumentality is considered to be a separate issuer. An alternative asset diversification test may be satisfied under certain circumstances. So long as the Fund qualifies as a “regulated investment company” and ensures that its shares are held only by qualifying investors, each segregated asset account investing in the Fund will be entitled to “look through” to the Fund’s portfolio in order to satisfy the diversification requirements. As noted above, shares of the Fund are offered only to separate accounts established and maintained by insurance companies for the purpose of funding variable annuity and variable life insurance contracts and to certain qualified pension and retirement plans; if the Fund were to sell its shares to other categories of shareholders, the Fund may fail to comply with applicable Treasury requirements regarding investor control. If the Fund should fail to comply with the diversification or investor control requirements or fail to qualify as a regulated investment company under the Code, contracts invested in the Fund would not be treated as annuity, endowment or life insurance contracts under the Code, and all income and gain earned in past years and currently inside the contracts would be taxed currently to the policyholders and income and gain would remain subject to taxation as ordinary income thereafter, even if the Fund were to become adequately diversified.

Share Price

You may buy or redeem shares at their net asset value next determined after receipt of your request in good order, adjusted for any applicable sales charge. The Fund’s net asset value per share is the value of its assets minus its liabilities divided by the number of shares outstanding. Net asset value is calculated separately for each class of shares.

The Fund calculates its net asset value every day the NYSE is open. The Fund generally values its securities and other assets and calculates its net asset value as of the close of regular trading on the NYSE, normally at 4:00 p.m. (Eastern time). If the NYSE closes at another time, the Fund will calculate its net asset value as of the actual closing time. The NYSE is closed on certain holidays listed in the SAI.

Orders to buy or redeem shares at a certain day’s price must be received by the transfer agent before the NYSE closes on that day. If the NYSE closes early on that day, you must place your order prior to the actual closing time. It is the responsibility of the separate account or qualified plan to transmit all orders to buy or redeem shares to the transfer agent on a timely basis.

Valuation of the Fund’s securities and other assets is performed in accordance with procedures approved by the Board. These procedures delegate most valuation functions to the manager, which generally uses independent third party pricing services approved by the Fund’s Board. Under the procedures, assets are valued as follows:

•

Equity securities and certain derivative instruments that are traded on an exchange are valued at the closing price or, if that price is unavailable or deemed by the manager not representative of market value, the last sale price. Where a security is traded on more than one exchange (as is often the case overseas), the security is generally valued at the price on the exchange considered by the manager to be the primary exchange. In the case of securities not traded on an exchange, or if exchange prices are not otherwise available, the prices are typically determined by independent third party pricing services that use a variety of techniques and methodologies.

•

The valuations for fixed income securities and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of fair valuation techniques and methodologies. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value.

•

The valuations of securities traded on foreign markets and certain fixed income securities will generally be based on prices determined as of the earlier closing time of the markets on which they primarily trade, unless a significant event has occurred. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern time). The Fund uses a fair value model developed by an independent third party pricing service to value foreign equity securities on days when a certain percentage change in the value of a domestic equity security index suggests that the closing prices on foreign exchanges may no longer represent the value of those securities at the time of closing of the NYSE. Foreign markets are open for trading on weekends and other days when the Fund does not price its shares. Therefore, the value of the Fund’s shares may change on days when you will not be able to purchase or redeem the Fund’s shares.

•	For investments in exchange-traded funds, the market price is usually the closing sale or official closing price on that exchange.

•

If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers. When such prices or quotations are not available, or when the manager believes that they are unreliable, the manager may price securities using fair value procedures approved by the Board. These procedures permit, among other things, the use of a matrix, formula or other method that takes into consideration market indices, yield curves and other specific adjustments to determine fair value. Fair value of a security is the amount, as determined by the manager in good faith, that the Fund might reasonably expect to receive upon a current sale of the security. The Fund may also use fair value procedures if the manager determines that a significant event has occurred between the time at which a market price is determined and the time at which the Fund’s net asset value is calculated.

Many factors may influence the price at which the Fund could sell any particular portfolio investment. The sales price may well differ—higher or lower—from the Fund’s last valuation, and such differences could be significant, particularly for securities that trade in relatively thin markets and/or markets that experience extreme volatility. Moreover, valuing securities using fair value methodologies involves greater reliance on judgment than valuing securities based on market quotations. A fund that uses fair value methodologies may value those securities higher or lower than another fund using market quotations or its own fair value methodologies to price the same securities. There can be no assurance that the Fund could obtain the value assigned to a security if it were to sell the security at approximately the time at which the Fund determines its net asset value. Investors who purchase or redeem Fund shares on days when the Fund is holding fair-valued securities may receive a greater or lesser number of shares, or higher or lower redemption proceeds, than they would have received if the Fund had not fair-valued the security or had used a different methodology.

Payments to Broker/Dealers and Other Financial Intermediaries

The Fund’s related companies may pay broker/dealers or other financial intermediaries (such as a bank or an insurance company) for the sale of Fund shares, shareholder services and other purposes. These payments create a conflict of interest by influencing your broker/dealer or other intermediary or its employees or associated persons to recommend the Fund over another investment. Ask your financial adviser or salesperson or visit your financial intermediary’s or salesperson’s website for more information.

INFORMATION ABOUT THE REORGANIZATION

The Reorganization Agreement

The following summary of the Reorganization Agreement is qualified in its entirety by reference to the Reorganization Agreement attached as Appendix B to this Information Statement/Prospectus. The Reorganization Agreement provides for (1) the transfer of all of the assets of the Target Fund to the Acquiring Fund, in exchange for the assumption of all of the liabilities of the Target Fund and for shares of the Acquiring Fund having an aggregate net asset value equal to the aggregate net asset value of the shares of the Target Fund, (2) the distribution of Class I shares of the Acquiring Fund to the shareholders of the Target Fund in redemption of the Target Fund shares and (3) the termination of the Target Fund as a series of the Trust. Subject to the satisfaction of the conditions described below, the Reorganization is scheduled to occur as of the close of business on December 5, 2014, or on such later date as the parties may agree (“Closing Date”).

The number of full and fractional shares of the Acquiring Fund to be received by a Target Fund shareholder in the Reorganization will be equal in aggregate net asset value to the aggregate net asset value of the shares of the Target Fund held by that shareholder as of the close of regularly scheduled trading on the NYSE on the Closing Date or such later time as the Target Fund’s net asset value is calculated. As soon as reasonably practicable after the Closing Date, the Target Fund will distribute pro rata to its shareholders of record, as of the close of regularly scheduled trading on the NYSE on the Closing Date, the shares of the Acquiring Fund received by the Target Fund in the Reorganization, and will terminate as a series of the Trust. The distribution of the Acquiring Fund’s shares will be accomplished by the transfer of the Acquiring Fund shares then credited to the account of the Target Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Target Fund’s shareholders.

All issued and outstanding shares of the Target Fund will thereafter be redeemed and any share certificates representing shares of the Target Fund will be null and void.

After such distribution, the Target Fund will take all necessary steps under Maryland law, its declaration of trust and any other applicable law to effect its termination as a series of the Trust.

The Reorganization Agreement may be terminated and the Reorganization abandoned at any time prior to the Closing Date without penalty to either Fund if circumstances develop that, in the opinion of the Board, make proceeding with the Reorganization inadvisable. The Reorganization Agreement provides that the Target Fund and the Acquiring Fund may waive compliance with any of the covenants or conditions made therein for the benefit of either Fund, other than the requirement that the Funds receive the opinion of Willkie Farr & Gallagher LLP that the transaction contemplated by the Reorganization Agreement will constitute a tax-free reorganization for federal income tax purposes. The Reorganization Agreement may be amended, modified or supplemented in such manner as may be deemed necessary or advisable by the authorized officers of the Trust.

Shareholder approval of the Reorganization Agreement is not required.

Description of the Acquiring Fund’s Shares

Shareholders of record of Class I shares of the Target Fund as of the Closing Date will receive Class I shares of the Acquiring Fund. Each such share will be fully paid and non-assessable when issued and will have no preemptive or conversion rights. The Acquiring Fund will not issue share certificates.

Reasons for the Reorganization and Board Considerations

The Reorganization was presented to the Board for consideration at an in-person Board meeting held on July 30-31, 2014, and was unanimously approved at that meeting. Following extensive discussions of the expected advantages and disadvantages to the Target Fund, based on its evaluation of all material factors, including those described below, the Board, including all of the Independent Board Members, determined that: (1) participation in the proposed Reorganization is in the best interests of the Target Fund; and (2) the Reorganization would not result in the dilution of the interests of the Target Fund’s existing shareholders. In considering the proposal, the Board did not identify any single factor or piece of information as all-important or controlling.

The Board considered a number of factors prior to approving the Reorganization on behalf of the Target Fund, including the following:

•	the recommendations of LMPFA with respect to the Reorganization;

•	the potential efficiencies and economies of scale that are expected to result from the Reorganization;

•	the benefits to shareholders of the Target Fund expected to result from the Reorganization;

•	the benefits to LMPFA and its affiliates expected to result from the Reorganization;

•	the fact that LMPFA will reimburse the Target Fund for 50% of the costs and expenses allocated to it in connection with the Reorganization;

•	the annual fund operating expenses and shareholder fees and services that Target Fund shareholders are expected to pay as shareholders of the Acquiring Fund after the Reorganization;

•	the fact that the Reorganization would constitute a tax-free reorganization; and

•	the similarities and differences in the investment objectives and principal investment strategies, policies and risks of the Acquiring Fund and the Target Fund.

The Board considered the expected benefits to Legg Mason, Inc. (“Legg Mason”), the parent company of LMPFA. If the Reorganization is consummated, Legg Mason is expected to achieve higher profitability due to decreased costs. Legg Mason is expected to reduce the level of its operational expenses for administrative, compliance and portfolio management services as the number of separate funds declines. To the extent that the Reorganization helps to streamline the fund families, encourage a more focused marketing and distribution effort, reduce investor confusion, produce better performance and generally make the Funds more attractive investment vehicles to the investing public, Legg Mason will benefit from the increased revenues of rising asset levels.

The Board considered that, based on recent asset levels, the Target Fund pays an effective management fee rate of 0.75%, which is higher than the Acquiring Fund’s effective management fee rate of 0.65%. In addition, the Board considered that, based on expenses of the Funds as of May 1, 2014, following the Reorganization, Target Fund shareholders would be shareholders in the Combined Fund that is expected to have higher net assets and a lower total annual fund operating expense ratio. The Board considered that the Acquiring Fund has better performance than the Target Fund for the one-, three-, five- and ten-year periods ended May 30, 2014. In addition, the Board considered that the Target Fund has not maintained viable scale and management belief’s that the Target Fund does not have sufficient growth prospects given its asset size, historical performance and limited sales opportunities.

Federal Income Tax Consequences

The Reorganization is conditioned upon the receipt by the parties to the Reorganization Agreement (other than LMPFA) of an opinion from Willkie Farr & Gallagher LLP, substantially to the effect that, based upon certain facts, assumptions and representations of the parties, for federal income tax purposes:

(i) The acquisition by the Acquiring Fund of all of the assets of the Target Fund solely in exchange for shares of the Acquiring Fund and the assumption by the Acquiring Fund of the liabilities of the Target Fund, followed by the distribution by the Target Fund to its shareholders of Acquiring Fund shares in complete liquidation of the Target Fund, all pursuant to the Reorganization Agreement, will constitute a “reorganization” within the meaning of Section 368(a) of the Code, and the Acquiring Fund and the Target Fund will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code;

(ii) No gain or loss will be recognized by the Target Fund upon the transfer of the assets of the Target Fund to the Acquiring Fund in exchange for the Acquiring Fund shares and the assumption by the Acquiring Fund of the liabilities of the Target Fund, or upon the distribution of the Acquiring Fund Shares by the Target Fund to its shareholders in liquidation except for (A) any gain or loss that may be recognized with respect to contracts subject to Section 1256 of the Code, (B) any gain that may be recognized on the transfer of stock in a “passive foreign investment company” as defined in Section 1297(a) of the Code and (C) any other gain or loss that may be required to be recognized as a result of the closing of the Target Fund’s taxable year or upon the transfer of a Target Fund asset regardless of whether such transfer would otherwise be a nonrecognition transaction under the Code;

(iii) No gain or loss will be recognized by the Target Fund shareholders upon the exchange of their shares of the Target Fund solely for shares of the Acquiring Fund as part of the Reorganization;

(iv) The aggregate basis of the shares of the Acquiring Fund that each Target Fund shareholder receives in the Reorganization will be the same as the aggregate basis of his or her Target Fund shares exchanged therefor;

(v) The holding period of the shares of the Acquiring Fund received by each Target Fund shareholder pursuant to the Reorganization will include the holding period of the shares of the Target Fund exchanged therefor, provided that the Target Fund shareholder held the shares of the Target Fund as capital assets on the date of the exchange;

(vi) No gain or loss will be recognized by the Acquiring Fund upon receipt of the assets of the Target Fund solely in exchange for shares of the Acquiring Fund and the assumption by the Acquiring Fund of the liabilities of the Target Fund;

(vii) The basis in the hands of the Acquiring Fund of the assets of the Target Fund transferred to the Acquiring Fund in the Reorganization will be the same as the basis of such assets in the hands of the Target Fund immediately prior to the Closing increased by the amount of gain (or decreased by the amount of loss), if any, recognized by the Target Fund upon the transfer; and

(vii) The holding period of each asset of the Target Fund transferred to the Acquiring Fund in the Reorganization in the hands of the Acquiring Fund, other than any asset with respect to which gain or loss is required to be recognized in the Reorganization, will include the period during which such asset was held by the Target Fund (except where investment activities of the Acquiring Fund have the effect of reducing or eliminating the holding period with respect to an asset).

The opinion will not express an opinion as to the tax effects to the Target Fund, the Acquiring Fund or the respective shareholders of each from the marking to market of certain categories of assets or from any other gain required to be recognized due to the closing of the taxable year of the Target Fund at the time of the Reorganization.

While neither of the Funds is aware of any adverse state, local or foreign tax consequences of the proposed Reorganization, they have not requested any ruling or opinion with respect to such consequences, and shareholders should consult their own tax advisers with respect to such matters.

Immediately prior to the Reorganization, the Target Fund will pay a dividend or dividends, which, together with all previous dividends, are intended to have the effect of distributing to its shareholders all of its investment company taxable income for taxable years ending on or prior to the Closing Date (computed without regard to any deduction for dividends paid) and all of its net capital gain, if any, realized in taxable years ending on or prior to the Closing Date (after reduction for any available capital loss carryover). These distributions will not be taxable to Target Fund shareholders since all the Target Fund’s shares are held in tax-advantaged accounts (insurance company separate accounts and retirement plans).

TERMINATION OF THE TARGET FUND

If the Reorganization of the Target Fund is effected, the Target Fund will be terminated as a series of the Trust.

PORTFOLIO SECURITIES

If the Reorganization is effected, it is currently anticipated that holdings representing approximately 75% of the investment portfolio of the Target Fund (measured as of June 17, 2014) and none of the investment portfolio of the Acquiring Fund will be sold prior to and solely and directly related to the Reorganization. It is anticipated that transaction costs of approximately $14,000 or $0.0068 per share (based on shares outstanding as of June 17, 2014) will be incurred by the Target Fund to reposition its portfolio in connection with the Reorganization. It is anticipated that the Target Fund will realize capital gains as a result of these sales, but these gains will be incurred and distributed with no adverse tax consequences to Target Fund shareholders since all the Target Fund’s shares are held in tax-advantaged accounts. The portion of the portfolio securities to be sold and the transaction costs and tax consequences related to those sales are estimates based on, among other things, historical data and current market conditions and are subject to change.

INFORMATION ABOUT MANAGEMENT OF THE TARGET FUND AND THE ACQUIRING FUND

LMPFA, with offices at 620 Eighth Avenue, New York, New York 10018, is each Fund’s investment manager. LMPFA also serves as the investment manager of other Legg Mason-sponsored funds. LMPFA provides administrative and certain oversight services to each Fund. As of June 30, 2014, LMPFA’s total assets under management were approximately $233.3 billion.

ClearBridge Investments, LLC (“ClearBridge” or the “subadviser”) provides the day-to-day portfolio management of each Fund, except for the management of cash and short-term instruments. ClearBridge has offices at 620 Eighth Avenue, New York, New York 10018 and is an investment adviser that was formed to succeed to the equity securities portfolio management business of Citigroup Asset Management, which was acquired by Legg Mason in December 2005, but traces back its asset management expertise over 45 years to several prominent firms including Smith Barney Asset Management, Davis Skaggs Investment Management and Salomon Brothers Asset Management. As of June 30, 2014, ClearBridge’s total assets under management were approximately $101.2 billion.

Western Asset Management Company (“Western Asset”) manages each Fund’s cash and short-term instruments. Western Asset, established in 1971, has offices at 385 East Colorado Boulevard, Pasadena, California 91101 and 620 Eighth Avenue, New York, New York 10018. Western Asset acts as investment adviser to institutional accounts, such as corporate pension plans, mutual funds and endowment funds. As of June 30, 2014, the total assets under management of Western Asset and its supervised affiliates were approximately $468.9 billion.

LMPFA, ClearBridge and Western Asset are wholly-owned subsidiaries of Legg Mason. Legg Mason, whose principal executive offices are at 100 International Drive, Baltimore, Maryland 21202, is a global asset management company. As of June 30, 2014, Legg Mason’s asset management operations had aggregate assets under management of approximately $704.3 billion.

Management of the Target Fund

Management and sub-advisory fees paid to LMPFA, ClearBridge and Western Asset by the Target Fund prior to the Reorganization are as follows:

Investment Manager	Fee Rate (percentage of average daily net assets)	Subadvisers	Rate Received by Subadvisers
LMPFA

0.75% of assets up to and including $1.5 billion;

0.70% of assets over $1.5 billion and up to and including $2 billion;

0.65% of assets over $2 billion and up to and including $2.5 billion;

0.60% of assets over $2.5 billion and up to and including $3.5 billion;

and 0.50% of assets over $3.5 billion.

		ClearBridge Western Asset	The aggregate sub-advisory fee payable to ClearBridge and Western Asset is 70% of the management fee paid to LMPFA, net of fee waivers and expense reimbursements

For the fiscal year ended December 31, 2013, the Target Fund paid an effective management fee at the annual rate of 0.75% of its average daily net assets.

Information about the factors considered by the Board of the Target Fund in approving the investment management agreement with LMPFA and the subadvisory agreements with each of ClearBridge and Western Asset is contained in the Annual Report for the Target Fund for the fiscal year ended December 31, 2013.

John G. Goode and Peter J. Hable have co-managed the Target Fund since December 1993. Messrs. Goode and Hable are primarily responsible for overseeing the day-to-day operation of the Target Fund and have the ultimate authority to make portfolio decisions.

Mr. Goode is a Managing Director and a Senior Portfolio Manager of ClearBridge. Mr. Goode has been with ClearBridge or its predecessor companies since 1969.

Mr. Hable is a Managing Director and a Senior Portfolio Manager of ClearBridge. Mr. Hable has been with ClearBridge or its predecessor companies since 1983.

The Target Fund’s SAI provides information about the compensation of the portfolio managers, other accounts managed by the portfolio managers and any Target Fund shares held by the portfolio managers.

Management of the Acquiring Fund

Management and sub-advisory fees paid to LMPFA, ClearBridge and Western Asset by the Acquiring Fund prior to the Reorganization are as follows:

Investment Manager	Fee Rate (percentage of average daily net assets)	Subadvisers	Rate Received by Subadvisers
LMPFA

0.650% of assets up to and including $350 million;

0.550% of assets over $350 million and up to and including $500 million;

0.525% of assets over $500 million and up to and including $750 million;

0.500% of assets over $750 million and up to and including $1 billion;

and 0.450% of assets over $1 billion.

		ClearBridge Western Asset	The aggregate sub-advisory fee payable to ClearBridge and Western Asset is 70% of the management fee paid to LMPFA, net of fee waivers and expense reimbursements

For the fiscal year ended December 31, 2013, the Acquiring Fund paid an effective management fee at the annual rate of 0.65% of its average daily net assets.

Information about the factors considered by the Board of the Acquiring Fund in approving the investment management agreement with LMPFA and the subadvisory agreements with each of ClearBridge and Western Asset is contained in the Annual Report for the Acquiring Fund for the fiscal year ended December 31, 2013.

Dmitry Khaykin and Robert Feitler, Jr. are the portfolio managers primarily responsible for the day-to-day management of the Acquiring Fund. Mr. Khaykin and Mr. Feitler have served as portfolio managers since 2007 and 2004, respectively.

Mr. Khaykin is a Portfolio Manager and a Managing Director of ClearBridge. He joined a predecessor organization of ClearBridge in 2003. Prior to 2003, Mr. Khaykin was a research analyst for the telecommunications sector at Gabelli & Company, Inc. and an associate in the risk management division of Morgan Stanley & Co., Inc.

Mr. Feitler is a Portfolio Manager and a Managing Director of ClearBridge. He joined a predecessor organization of ClearBridge in 1995.

The Acquiring Fund’s portfolio managers will manage the assets of the Combined Fund. The Acquiring Fund’s SAI provides information about the compensation of the portfolio managers, other accounts they manage and any Acquiring Fund shares held by the portfolio managers.

ADDITIONAL INFORMATION ABOUT THE TARGET FUND AND THE ACQUIRING FUND

Legg Mason and certain of the Acquiring Fund’s service providers, which include Legg Mason-affiliated service providers, have a financial interest in the Reorganization because their respective fees under agreements with the Acquiring Fund generally increase as the amount of the assets of the Acquiring Fund increases, and the amount of those assets will increase as a result of the Reorganization. However, the increase in assets of the Acquiring Fund is expected generally to be offset by the concomitant loss of the Target Fund’s assets, resulting in decreases of fees of certain Legg Mason-affiliated service providers to the Target Fund.

Information about the Target Fund and the Acquiring Fund is included in the Funds’ Prospectuses, Fund SAIs and annual reports filed with the SEC and dated as listed in Appendix A. Copies of all these documents, the Reorganization SAI and any subsequently released shareholder reports are available upon request and without charge by calling Legg Mason at 1-877-721-1926, by writing to Legg Mason Funds, P.O. Box 55214, Boston, MA 02205-8504 or by visiting the Funds’ website at www.leggmason.com/individualinvestors.

Both Funds are subject to the informational requirements of the Securities Exchange Act of 1934 and in accordance therewith file reports and other information including reports and charter documents with the SEC. These reports and other information can be inspected and copied at the public reference facilities maintained by the SEC at 100 F Street, NE, Washington, DC 20549. Reports and other information about each Fund are available on the EDGAR Database on the SEC’s website at www.sec.gov. Copies of such material can also be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, SEC, 100 F Street, NE, Washington, DC 20549 at prescribed rates.

Financial Highlights

The most recent fiscal year end of both Funds is December 31, 2013.

The financial highlights of the Acquiring Fund contained in Appendix C, except for the financial highlights for the semiannual period ended June 30, 2014, which are unaudited, have been derived from financial statements audited by KPMG LLP, the Acquiring Fund’s independent registered public accounting firm.

Historical performance of each Fund is detailed in Appendix D of this Information Statement/Prospectus.

Distribution Arrangements

LMIS, a wholly-owned broker/dealer subsidiary of Legg Mason, located at 100 International Drive, Baltimore, Maryland 21202, serves as the Target Fund’s and the Acquiring Fund’s sole and exclusive distributor.

Class I shares of the Target Fund and of the Acquiring Fund are not subject to distribution and/or service fees under the shareholder services and distribution plan applicable to the Funds.

The distributor, the manager and/or their affiliates make payments for distribution, shareholder servicing, marketing and promotional activities and related expenses out of their profits and other available sources, including profits from their relationships with the Funds. These payments are not reflected as additional expenses in the fee table contained in this Information Statement/Prospectus. The recipients of these payments may include the fund’s distributor and affiliates of the manager, as well as non-affiliated broker/dealers, insurance companies, financial institutions and other financial intermediaries through which investors may purchase shares of the fund, including your financial intermediary. The total amount of these payments is substantial, may be substantial to any given recipient and may exceed the costs and expenses incurred by the recipient for any fund-related marketing or shareholder servicing activities. The payments described in this paragraph are often referred to as “revenue sharing payments.” Revenue sharing arrangements are separately negotiated between the distributor, the manager and/or their affiliates, and the recipients of these payments.

Revenue sharing payments create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of the Funds to you. Contact your financial intermediary for details about revenue sharing payments it receives or may receive. Revenue sharing payments, as well as the payments under the shareholder services and distribution plan (where applicable), also benefit the manager, the distributor and their affiliates to the extent the payments result in more assets being invested in the Target Fund or the Acquiring Fund on which fees are being charged.

Capitalization

The following table sets forth the unaudited capitalization of the Target Fund and the Acquiring Fund as of the date set out below, and on a pro forma basis as of that date, giving effect to the proposed acquisition of assets at net asset value. The pro forma capitalization information is for informational purposes only. No assurance can be given as to how many shares of the Acquiring Fund shareholders of the Target Fund will receive on the Closing Date, and the information below should not be relied upon to reflect the number of shares of the Acquiring Fund that actually will be received.

Pro Forma Combined Capitalization Table

ClearBridge Variable All Cap Value Portfolio and ClearBridge Variable Large Cap Value Portfolio

As of July 31, 2014 (Unaudited)

	ClearBridge Variable All Cap Value Portfolio*	ClearBridge Variable Large Cap Value Portfolio*	Pro Forma Adjustments		Pro Forma Combined Fund ClearBridge Variable Large Cap Value Portfolio
Class I:
Net Assets	$51,295,663	$243,455,121	$(95,000	)(a)	$294,655,784
Shares Outstanding	2,017,472	12,276,240	564,330	(b)	14,858,042
Net Asset Value Per Share	$25.43	$19.83	$19.83

*	Both Funds have authorized Class II shares but neither Fund has any Class II shares currently issued or outstanding.

(a)

Reflects adjustment for estimated reorganization costs of $42,000 for the Target Fund and $39,000 for the Acquiring Fund. Additionally, reflects portfolio transaction costs of $14,000 for the Target Fund.

(b)	Reflects adjustment to the number of shares outstanding due to the Reorganization.

Dividends and Distributions

Distributions made by each Fund are automatically reinvested in additional shares of the Fund at net asset value unless the Fund is instructed otherwise. Distributions to an insurance company separate account, and exchanges and redemptions of fund shares made by a separate account, ordinarily do not cause contract holders to recognize income or gain for federal income tax purposes. Please see the contract prospectus for information regarding the federal income tax treatment of distributions to the separate accounts and to contract holders.

In order to enable insurance company separate accounts investing in the Funds to comply with the diversification requirements applicable to “segregated asset accounts” under the Code, each Fund intends to structure its portfolio in a manner that complies with those requirements and to prohibit investment in the Fund by investors other than separate accounts established and maintained by insurance companies for the purpose of funding variable annuity and life insurance contracts and certain qualified pension and retirement plans. The applicable Treasury regulations generally provide that, as of the end of each calendar quarter or within 30 days thereafter, no more than 55% of the total assets of a segregated asset account may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments. For this purpose, all securities of the same issuer are considered a single investment, but in the case of U.S. government securities, each government agency or instrumentality is considered to be a separate issuer. An alternative asset diversification test may be satisfied under certain circumstances. So long as each Fund qualifies as a “regulated investment company” and ensures that its shares are held only by qualifying investors, each segregated asset account investing in each Fund will be entitled to “look through” to the Fund’s portfolio in order to satisfy the diversification requirements. As noted above, shares of the Funds are offered only to separate accounts established and maintained by insurance companies for the purpose of funding variable annuity and variable life insurance contracts and to certain qualified pension and retirement plans; if the Funds were to sell their shares to other categories of shareholders, the Funds may fail to comply with applicable Treasury requirements regarding investor control. If the Funds should fail to comply with the diversification or investor control requirements or fail to qualify as a regulated investment company under the Code, contracts invested in the Funds would not be treated as annuity, endowment or life insurance contracts under the Code, and all income and gain earned in past years and currently inside the contracts would be taxed currently to the policyholders and income and gain would remain subject to taxation as ordinary income thereafter, even if the Fund were to become adequately diversified.

Outstanding Shares

To the knowledge of the Funds, as of [            ], 2014, except as set forth in Appendix E, no person owned beneficially or of record 5% or more of the outstanding shares of each of the Target Fund and the Acquiring Fund.

To the knowledge of the Funds, as of [            ], 2014, less than 1% of the outstanding shares of each of the Target Fund and the Acquiring Fund were owned directly or beneficially in the aggregate by the Board members and officers of the Target Fund and the Acquiring Fund.

Shareholder Rights and Obligations

Each Fund is a series of the Trust, a Maryland statutory trust. Each Fund may issue an unlimited number of shares for such consideration and on such terms as the Board may determine.

Shareholders are not entitled to any appraisal, preemptive, conversion, exchange or similar rights, except as the Board may determine.

INDEX OF APPENDICES

Appendix A:	Dates of Prospectuses, Fund Statements of Additional Information and Shareholder Reports

Appendix B:	Form of Agreement and Plan of Reorganization

Appendix C:	Financial Highlights of ClearBridge Variable Large Cap Value Portfolio

Appendix D:	Historical Performance for Each Fund

Appendix E:	5% Shareholders of the Target Fund and Acquiring Fund

Appendix F:	Fundamental and Additional Non-Fundamental Investment Policies

APPENDIX A

Dates of Prospectuses, Fund Statements of

Additional Information and Shareholder Reports

Fund	Summary Prospectus Dated	Prospectus and Fund SAI Dated	Shareholder Report Dated
ClearBridge Variable All Cap Value Portfolio	May 1, 2014 (filed on April 21, 2014) Accession No. 0001193125-14-173344	May 1, 2014 (filed on April 21, 2014) Accession No. 0001193125-14-150095	December 31, 2013 (filed on February 24, 2014) Accession No. 0001193125-14-063060 (Annual Report) June 30, 2014 (filed on August , 2014) Accession No. (Semiannual Report)

ClearBridge Variable Large Cap Value Portfolio	May 1, 2014 (filed on April 21, 2014) Accession No. 0001193125-14-173375	May 1, 2014 (filed on April 21, 2014) Accession No. 0001193125-14-150063	December 31, 2013 (filed on February 24, 2014) Accession No. 0001193125-14-063054 (Annual Report) June 30, 2014 (filed on August , 2014) Accession No. (Semiannual Report)

A-1

APPENDIX B

Agreement and Plan of Reorganization

CLEARBRIDGE VARIABLE ALL CAP VALUE PORTFOLIO AND

CLEARBRIDGE VARIABLE LARGE CAP VALUE PORTFOLIO

This AGREEMENT AND PLAN OF REORGANIZATION (“Agreement”) is made as of this [  —  ] day of [  —  ], 2014, by and between Legg Mason Partners Variable Equity Trust, a Maryland statutory trust (the “Trust”), with its principal place of business at 620 Eighth Avenue, New York, New York 10018, on behalf of its series ClearBridge Variable Large Cap Value Portfolio (the “Acquiring Fund” or a “Fund”), and on behalf of its series ClearBridge Variable All Cap Value Portfolio (the “Target Fund” or a “Fund”), and, solely for purposes of paragraph 10.2 hereof, Legg Mason Partners Fund Advisor, LLC (“LMPFA”).

WHEREAS, each of the Acquiring Fund and the Target Fund is a series of the Trust, an open-end management investment company registered pursuant to the Investment Company Act of 1940, as amended (the “1940 Act”);

WHEREAS, it is intended that, for United States federal income tax purposes (i) the transactions contemplated by this Agreement constitute a “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”), and (ii) this Agreement constitutes a plan of reorganization within the meaning of Section 368 of the Code and Treasury Regulations Section 1.368-2(g);

WHEREAS, the reorganization will consist of (1) the sale, assignment, conveyance, transfer and delivery of all of the property and assets of the Target Fund to the Acquiring Fund in exchange solely for classes of shares of beneficial interest of the Acquiring Fund (the “Acquiring Fund Shares”) corresponding to the classes of outstanding shares of beneficial interest of the Target Fund (the “Target Fund Shares”), as described herein, and the assumption by the Acquiring Fund of all liabilities of the Target Fund, and (2) the distribution of the Acquiring Fund Shares to the shareholders of the Target Fund and the subsequent redemption of the Target Fund Shares and termination of the Target Fund as a series of the Trust, as provided herein (the “Reorganization”), all upon the terms and conditions hereinafter set forth in this Agreement;

WHEREAS, the Target Fund currently owns securities that are generally assets of the character in which the Acquiring Fund is permitted to invest;

WHEREAS, the Board of Trustees of the Trust (the “Board”), including a majority of its members who are not “interested persons” (as that term is defined in the 1940 Act) of the Trust (the “Independent Trustees”), has determined, with respect to the Acquiring Fund, that the sale, assignment, conveyance, transfer and delivery of all of the property and assets of the Target Fund for Acquiring Fund Shares and the assumption of all liabilities of the Target Fund by the Acquiring Fund is in the best interests of the Acquiring Fund and that the interests of the existing shareholders of the Acquiring Fund will not be diluted as a result of the Reorganization;

WHEREAS, the Board, including a majority of its members who are Independent Trustees, has determined, with respect to the Target Fund, that the sale, assignment, conveyance, transfer and delivery of all of the property and assets of the Target Fund for Acquiring Fund Shares and the assumption of all liabilities of the Target Fund by the Acquiring Fund is in the best interests of the Target Fund and that the interests of the existing shareholders of the Target Fund will not be diluted as a result of the Reorganization; and

WHEREAS, in this Agreement, any references to a Fund taking action shall mean and include all necessary actions of the Trust, as applicable, on behalf of a Fund, unless the context of this Agreement or the 1940 Act requires otherwise;

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1. TRANSFER OF ASSETS OF THE TARGET FUND TO THE ACQUIRING FUND IN EXCHANGE FOR ACQUIRING FUND SHARES, ASSUMPTION OF ALL TARGET FUND LIABILITIES AND TERMINATION OF THE TARGET FUND

1.1 Subject to requisite approvals and the other terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Trust, on behalf of the Target Fund, agrees to sell, assign, convey, transfer and deliver all of its Assets, as defined and set forth in paragraph 1.2, to the Acquiring Fund, and the Trust, on behalf of the Acquiring Fund, agrees in exchange therefor: (a) to deliver to the Target Fund the number, determined in accordance with paragraph 2.3, of full and fractional Acquiring Fund Shares corresponding to each class of Target Fund Shares as of the time and date set forth in paragraph 3.1, determined by dividing the value of the Target Fund’s net assets (computed in the manner and as of the time and date set forth in paragraph 2.1) by the net asset value of one share of the corresponding class of Acquiring Fund Shares (computed in the manner and as of the time and date set forth in paragraph 2.2); and (b) to assume all liabilities of the Target Fund. Such transactions shall take place on a closing date as provided for in paragraph 3.1 (the “Closing Date”).

1.2 The property and assets of the Trust attributable to the Target Fund to be sold, assigned, conveyed, transferred and delivered to and acquired by the Trust, on behalf of the Acquiring Fund, shall consist of all assets and property of every kind and nature of the Target Fund, including, without limitation, all rights, receivables (including dividend, interest and other receivables), cash, cash equivalents, claims (whether absolute or contingent, known or unknown), securities, commodities and futures interests, good will and other intangible property, any deferred or prepaid expenses and all interests, rights, privileges and powers, the Target Fund owns at the Valuation Date (as defined in paragraph 2.1) (collectively, “Assets”). The Trust, on behalf of the Acquiring Fund, shall assume all of the liabilities and obligations of the Target Fund, including, without limitation, all indemnification obligations of the Target Fund with respect to the current and former members of the Board and officers of the Trust, whether accrued or contingent, known or unknown, existing at the Valuation Date except for (a) obligations of the Target Fund arising under this Agreement and (b) all expenses that are solely and directly related to the Reorganization (determined in accordance with the guidelines set forth in Rev. Rul. 73-54, 1973-1 C.B. 187) borne by LMPFA and/or the Target Fund pursuant to paragraph 10.2 (collectively, “Liabilities”). The Target Fund will sell, assign, convey, transfer and deliver to the Trust, on behalf of the Acquiring Fund, any rights, payments, stock dividends, or other securities received by the Target Fund after the Closing Date as payments, stock dividends or other distributions on or with respect to the Assets transferred, which rights, payments, stock dividends, and other securities shall be deemed included in the property and assets transferred to the Trust, on behalf of the Acquiring Fund, at the Closing Date and shall not be separately valued, in which case any such distribution that remains unpaid as of the Closing Date shall be included in the determination of the value of the Assets of the Target Fund acquired by the Trust on behalf of the Acquiring Fund.

1.3 The Target Fund will make reasonable efforts to discharge all of its known Liabilities prior to the Valuation Date.

1.4 On or as soon as practicable prior to the Closing Date, the Target Fund will declare and pay to its shareholders of record one or more dividends and/or other distributions so that it will have distributed substantially all of (a) the sum of (i) its investment company taxable income as defined in the Code (computed without regard to any deduction for dividends paid), (ii) the excess of its investment income excludible from gross income under Section 103 of the Code, if any, over its deductions disallowed under Sections 265 and 171 of the Code (“net tax-exempt income”), and (iii) its net capital gain as defined in the Code, if any, and (b) any other amounts as necessary, in each case for all tax periods ending on or before the Closing Date (and treating the current taxable year as ending on the Closing Date), such that the Target Fund will have no tax liability under Section 852 or Section 4982 of the Code for the current and any prior tax periods.

1.5 Immediately following the actions contemplated by paragraph 1.1, the Trust shall take such actions as may be necessary or appropriate to complete the liquidation of the Target Fund. To complete the liquidation, the Trust, on behalf of the Target Fund, shall (a) on the Closing Date, distribute to the shareholders of record of the Target Fund Shares as of the Closing Date (“Target Fund Shareholders”), on a pro rata basis within each share class, the corresponding class of Acquiring Fund Shares received by the Trust, on behalf of the Target Fund, pursuant to paragraph 1.1, (b) on the Closing Date, redeem shares of the Target Fund and (c) terminate the Target Fund as a series of the Trust in accordance with Maryland law. Such distribution and redemption shall be accomplished, with respect to the Target Fund Shares, by the transfer on the Closing Date of the corresponding classes of Acquiring Fund Shares then credited to the account of the Target Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Target Fund

Shareholders. The aggregate net asset value of the Acquiring Fund Shares to be so credited to the Target Fund Shareholders shall be equal to the aggregate net asset value of the Target Fund Shares owned by Target Fund Shareholders on the Closing Date. All issued and outstanding Target Fund Shares will be cancelled on the books of the Target Fund. The Acquiring Fund shall not issue certificates representing any class of Acquiring Fund Shares in connection with such exchange.

1.6 Ownership of Acquiring Fund Shares will be shown on the books of each transfer agent of the Acquiring Fund for the credit of the respective accounts of the Target Fund Shareholders.

1.7 Any reporting responsibility of the Target Fund, including, but not limited to, the responsibility for filing regulatory reports, tax returns, or other documents with the Securities and Exchange Commission (“Commission”), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Trust, on behalf of the Target Fund. The Trust shall fully cooperate to the extent necessary or desirable for these responsibilities to be discharged.

2. VALUATION

2.1 The value of the Assets and the amount of the Liabilities shall be determined as of the time for calculation of net asset value as set forth in the then-current prospectus for the Target Fund, and after the declaration and payment of any dividends and/or other distributions by the Target Fund, on the Closing Date (such time and date being hereinafter called the “Valuation Date”), computed using the valuation procedures established by the Board. All computations of value and amounts shall be made by (a) State Street Bank and Trust Company, in its capacity as accounting agent for the Target Fund, or (b) in the case of securities subject to fair valuation, in accordance with the valuation procedures of the Trust adopted in good faith by the Board.

2.2. The net asset value per share of each class of Acquiring Fund Shares shall be determined to the nearest full cent on the Valuation Date, using the valuation procedures established by the Board. All computations of value shall be made by (a) State Street Bank and Trust Company, in its capacity as accounting agent for the Acquiring Fund, or (b) in the case of securities subject to fair valuation, in accordance with the valuation procedures of the Trust adopted in good faith by the Board.

2.3. The number of each class of Acquiring Fund Shares to be issued in exchange for the Assets shall be determined by dividing the value of the net assets with respect to each corresponding class of Target Fund Shares, determined using the same valuation procedures referred to in paragraph 2.1, by the net asset value of the corresponding class of an Acquiring Fund Share, determined using the same valuation procedures referred to in paragraph 2.2.

3. CLOSING AND CLOSING DATE

3.1 Subject to the terms and conditions set forth herein, the Closing Date shall be [  —  ], 2014, or such other date as the parties may agree. All acts taking place at the closing of the transactions provided for in this Agreement (“Closing”) shall be deemed to take place simultaneously as of the “close of business” on the Closing Date unless otherwise agreed to by the parties. The close of business on the Closing Date shall be as of 4:00 p.m., Eastern Time or such later time on that date as the Target Fund’s net asset value is calculated in accordance with paragraph 2.1 and after the declaration and payment of any dividends. The Closing shall be held at the offices of LMPFA or at such other time and/or place as the parties may agree.

3.2 The Trust shall direct State Street Bank and Trust Company (the “Custodian”) to transfer ownership of the Assets, at the time of the Closing, from the accounts of the Target Fund that the Custodian maintains as custodian for the Target Fund to the accounts of the Acquiring Fund that the Custodian maintains as custodian for the Acquiring Fund and to deliver to the Acquiring Fund, at the Closing, a certificate of an authorized officer stating that the Assets of the Target Fund have been so transferred as of the Closing Date. The Trust, on behalf of the Target Fund, shall deliver to the Acquiring Fund, at the Closing, a certificate of an authorized officer stating that all necessary taxes in connection with the delivery of the Assets of the Target Fund, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made.

3.3 The Trust shall direct BNY Mellon Investment Servicing (US) Inc., in its capacity as the transfer agent for the Target Fund (the “Transfer Agent”), to deliver to the Trust at the Closing a certificate of an authorized officer stating that its records contain the name and address of each Target Fund Shareholder and the number and percentage ownership of the outstanding class of Target Fund Shares owned by each such shareholder immediately prior to the Closing. The Acquiring Fund shall deliver to the Secretary of the Trust, on behalf of the Target Fund, a confirmation evidencing that (a) the appropriate number of Acquiring Fund Shares have been credited to the Target Fund’s account on the books of the Acquiring Fund pursuant to paragraph 1.1 prior to the actions contemplated by paragraph 1.5 and (b) the appropriate number of Acquiring Fund Shares have been credited to the accounts of the Target Fund Shareholders on the books of the Acquiring Fund pursuant to paragraph 1.5. At the Closing, each Fund shall deliver to the other Fund such bills of sale, checks, assignments, share certificates, if any, receipts or other documents as the other Fund or its counsel may reasonably request.

3.4 In the event that on the Valuation Date (a) the New York Stock Exchange or another primary trading market for portfolio securities of the Acquiring Fund or the Target Fund (each, an “Exchange”) shall be closed to trading or trading thereupon shall be restricted, or (b) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Target Fund or the Acquiring Fund is impracticable (in the judgment of the Board), the Closing Date shall be postponed until the first Friday (that is also a business day) after the day when trading shall have been fully resumed and reporting shall have been restored, or such other date as the parties may agree.

4. REPRESENTATIONS AND WARRANTIES

4.1 Except as has been previously communicated, the Trust, on behalf of the Target Fund, represents and warrants to the Acquiring Fund as follows:

(a) The Target Fund is duly established as a series of the Trust, which is a statutory trust duly organized, validly existing and in good standing under the laws of the State of Maryland, with power under its Declaration of Trust, as amended or supplemented (the “Declaration”), to own all of its assets and to carry on its business as it is being conducted as of the date hereof. The Trust is duly qualified to do business as a foreign corporation (or other entity, as prescribed by applicable law) in each jurisdiction in which the conduct of its business makes such qualification necessary except where the failure to so qualify would not have a material adverse effect on the condition (financial or otherwise), business, properties, net assets or results of operations of the Trust. The Trust has all necessary federal, state and local authorizations to carry on its business as now being conducted and to fulfill the terms of this Agreement, except as described in paragraph 4.1(c).

(b) The Trust is a registered open-end management investment company, and its registration with the Commission as an investment company under the 1940 Act, and the registration of each class of Target Fund Shares under the Securities Act of 1933, as amended (“1933 Act”), is in full force and effect and the Target Fund is in compliance in all material respects with the 1940 Act and 1933 Act and rules and regulations under each.

(c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Target Fund of the transactions contemplated herein, except such as may be required under the 1933 Act, the Securities Exchange Act of 1934, as amended (“1934 Act”), the 1940 Act, state securities laws and the Hart-Scott-Rodino Act.

(d) The current prospectus and statement of additional information of the Target Fund (true and correct copies of which have been delivered to the Acquiring Fund) and each prospectus and statement of additional information of the Target Fund used during the three (3) years prior to the date of this Agreement conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

(e) On the Closing Date, the Trust, on behalf of the Target Fund, will have good title to the Assets and full right, power and authority to sell, assign, convey, transfer and deliver such Assets hereunder free of any liens or other encumbrances, and upon delivery and payment for the Assets, the Trust, on behalf of the Acquiring Fund, will acquire good title thereto, subject to no restrictions on the full transfer thereof, excluding such restrictions as might arise under the 1933 Act.

(f) The Target Fund is not engaged currently, and the execution, delivery and performance of this Agreement by the Trust, on behalf of the Target Fund, will not result, in a material violation of Maryland law or of the Declaration or the bylaws, as amended, of the Trust, or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Trust, on behalf of the Target Fund, is a party or by which it is bound, and the execution, delivery and performance of this Agreement by the Trust, on behalf of the Target Fund, will not result in the acceleration of any material obligation, or the imposition of any material penalty, under any agreement, indenture, instrument, contract, lease, other undertaking, judgment or decree to which the Trust, on behalf of the Target Fund, is a party or by which it is bound.

(g) All material contracts or other commitments of the Target Fund (other than this Agreement and contracts or other commitments entered into in order to effect the transactions contemplated by this Agreement, certain investment contracts, including options, futures, swaps and forward contracts, the indemnification agreements of the current and former members of the Board, and those contracts listed in Schedule 4.1) will terminate without liability to the Target Fund on or prior to the Closing Date. Each contract listed in Schedule 4.1 is a valid, binding and enforceable obligation of the Target Fund and, to the Target Fund’s knowledge, the other parties thereto (assuming due authorization, execution and delivery by the other parties thereto) and the assignment by the Target Fund to the Acquiring Fund of each such contract will not result in the termination of such contract, any breach or default thereunder by the Target Fund or the imposition of any penalty thereunder.

(h) No litigation or administrative proceeding or investigation of or before any court or governmental body is pending or, to the Trust’s knowledge, threatened against the Trust, with respect to the Target Fund or any of its properties or assets, that, if adversely determined, would materially and adversely affect its financial condition or the conduct of the Target Fund’s business. The Trust, on behalf of the Target Fund, is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects the Target Fund’s business or the Trust’s ability to consummate the transactions herein contemplated on behalf of the Target Fund.

(i) The Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets and Schedule of Investments of the Target Fund as of the last day of and for the most recently completed fiscal year of the Target Fund prior to the date of this Agreement have been audited by KPMG LLP, an independent registered public accounting firm, and are in accordance with accounting principles generally accepted in the United States of America (“GAAP”) consistently applied, and such statements (true and correct copies of which have been furnished to the Trust) present fairly, in all material respects, the financial condition of the Target Fund as of such date and for such period in accordance with GAAP, and there are no known contingent, accrued or other liabilities of the Target Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date that are not disclosed therein. The Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets and Schedule of Investments (unaudited) of the Target Fund as at the last day of and for the most recently completed fiscal half year of the Target Fund following the date of the audited annual statements referenced above are in accordance with GAAP consistently applied, and such statements (true and correct copies of which have been furnished to the Acquiring Fund) present fairly, in all material respects, the financial condition of the Target Fund, and all known contingent, accrued or other liabilities of the Target Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date are disclosed therein.

(j) Since the last day of the most recently completed fiscal year of the Target Fund prior to the date of this Agreement, there has not been any material adverse change in the Target Fund’s financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Target Fund of indebtedness for money borrowed maturing more than one year from the date such indebtedness was incurred. For the purposes of this subparagraph (j), a decline in net asset value per share of Target Fund Shares due to declines in market values of securities held by the Target Fund, the discharge of Target Fund liabilities, or the redemption of Target Fund Shares by Target Fund Shareholders shall not constitute a material adverse change.

(k) On the Closing Date, all federal and other tax returns, dividend reporting forms and other tax-related reports of the Target Fund required by law to have been filed by such date (taking into account any extensions) shall have been filed and shall be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof and, to the best of the Trust’s knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns.

(l) The Target Fund is a separate series of the Trust and is treated as a corporation separate from any and all other series of the Trust under Section 851(g) of the Code. For each taxable year of its operation (including the taxable year ending on the Closing Date), the Target Fund has met (or for that year will meet) the requirements of Subchapter M of Chapter 1 of the Code for qualification and treatment as a “regulated investment company,” has had in effect an election to be treated as such, has been (or for that year will be) eligible to compute and has computed (or for that year will compute) its federal income tax under Section 852 of the Code, and on or before the Closing Date, will have declared and paid dividends sufficient to distribute substantially all of (a) the sum of (i) its net tax-exempt income, (ii) its investment company taxable income (as defined in the Code) (computed without regard to any deduction for dividends paid), and (iii) any net capital gain (as defined in the Code), and (b) any other amounts as necessary, in each case for all tax periods ending on or before the Closing Date (including the taxable year ending on the Closing Date), such that the Target Fund will have no tax liability under Section 852 or Section 4982 of the Code for the current and any prior tax periods.

(m) All issued and outstanding Target Fund Shares are, and on the Closing Date will be, duly authorized and validly and legally issued and outstanding, fully paid and non-assessable by the Trust, have been offered and sold in any state or territory (including, without limitation, the District of Columbia) in which they have been offered or sold, in compliance in all material respects with applicable registration requirements of all applicable federal and state securities laws and are not subject to preemptive or dissenter’s rights. All of the issued and outstanding Target Fund Shares will, at the time of Closing, be held by the persons and in the amounts set forth in the records of each Transfer Agent, on behalf of the Target Fund, as provided in paragraph 3.3. The Target Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Target Fund Shares, nor is there outstanding any security convertible into any of the Target Fund Shares.

(n) The Target Fund will review its assets to ensure that prior to the Closing Date its assets do not include any assets that the Acquiring Fund is not permitted, or reasonably believes to be unsuitable for it, to acquire, including without limitation any security that, prior to its acquisition by the Target Fund, is unsuitable for the Acquiring Fund to acquire.

(o) The execution, delivery and performance of this Agreement, and the transactions contemplated herein, have been duly authorized by all necessary action on the part of the Board (including the determinations required by Rule 17a-8(a) under the 1940 Act), on behalf of the Target Fund, and this Agreement constitutes a valid and binding obligation of the Trust, on behalf of the Target Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles.

(p) The information to be furnished by the Target Fund for use in registration statements and other documents filed or to be filed with any federal, state or local regulatory authority (including the Financial Industry Regulatory Authority (“FINRA”)), as may be prepared in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations thereunder applicable thereto.

(q) The Target Fund has satisfied all applicable provisions of Rule 17a-8 under the 1940 Act with respect to the transactions contemplated hereby.

(r) At all times since it commenced operation, the Target Fund has been an investment company to which Treasury Regulations Section 1.817-5(f) applies. For each calendar quarter of its operation ending on or before the Closing Date, the Target Fund has complied with the diversification requirements imposed by Section 817(h) of the Code and the Treasury Regulations thereunder on certain insurance company segregated asset accounts.

4.2 Except as has been previously communicated, the Trust, on behalf of the Acquiring Fund, represents and warrants to the Target Fund as follows:

(a) The Acquiring Fund is duly established as a series of the Trust, which is a statutory trust duly organized, validly existing and in good standing under the laws of the State of Maryland, with the power under its Declaration, to own all of its assets and to carry on its business as it is being conducted as of the date hereof. The Trust is duly qualified to do business as a foreign corporation (or other entity, as prescribed by applicable law) in each jurisdiction in which the conduct of its business makes such qualification necessary except where the failure to so qualify would not have a material adverse effect on the condition (financial or otherwise), business, properties, net assets or results of operations of the Trust. The Trust has all necessary federal, state and local authorizations to carry on its business as now being conducted and to fulfill the terms of this Agreement, except as described in paragraph 4.2(c).

(b) The Trust is a registered open-end management investment company, and its registration with the Commission as an investment company under the 1940 Act, and the registration of each class of Acquiring Fund Shares under the 1933 Act, is in full force and effect or will be in full force and effect as of the Closing Date.

(c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated herein, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act, state securities laws and the Hart-Scott-Rodino Act.

(d) The current prospectus and statement of additional information of the Acquiring Fund (true and correct copies of which have been delivered to the Target Fund) and each prospectus and statement of additional information of the Acquiring Fund used during the three (3) years prior to the date of this Agreement conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

(e) The Acquiring Fund is not engaged currently, and the execution, delivery and performance of this Agreement by the Trust, on behalf of the Acquiring Fund, will not result, in a material violation of Maryland law or the Declaration or the bylaws, as amended, of the Trust, or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Trust, on behalf of the Acquiring Fund, is a party or by which it is bound, and the execution, delivery and performance of this Agreement by the Trust, on behalf of the Acquiring Fund, will not result in the acceleration of any material obligation, or the imposition of any material penalty, under any agreement, indenture, instrument, contract, lease, other undertaking, judgment or decree to which the Trust, on behalf of the Acquiring Fund, is a party or by which it is bound.

(f) No litigation or administrative proceeding or investigation of or before any court or governmental body is pending or, to the Trust’s knowledge, threatened against the Trust, with respect to the Acquiring Fund, or any of its properties or assets, that, if adversely determined, would materially and adversely affect its financial condition or the conduct of the Acquiring Fund’s business. The Trust, on behalf of the Acquiring Fund, is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects the Acquiring Fund’s business or the Trust’s ability to consummate the transactions herein contemplated on behalf of the Acquiring Fund.

(g) The Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets and Schedule of Investments of the Acquiring Fund as of the last day of and for the most recently completed fiscal year of the Acquiring Fund prior to the date of this Agreement have been audited by KPMG LLP, an independent registered public accounting firm, and are in accordance with GAAP consistently applied, and such statements (true and correct copies of which have been furnished to the Target Fund) present fairly, in all material respects, the financial condition of the Acquiring Fund as of such date and for such period in accordance with GAAP, and there are no known contingent, accrued or other liabilities of the Acquiring Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date that are not disclosed therein. The Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets and Schedule of Investments (unaudited) of the Acquiring Fund as at the last day of and for the most recently completed fiscal half year of the Acquiring Fund following the date of the audited annual statements referenced above are in accordance with GAAP consistently applied, and such statements (true and correct copies of which have been furnished to the Acquiring Fund) present fairly, in all material respects, the financial condition of the Acquiring Fund, and all known contingent, accrued or other liabilities of the Acquiring Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date are disclosed therein.

(h) Since the last day of the most recently completed fiscal year of the Acquiring Fund prior to the date of this Agreement, there has not been any material adverse change in the Acquiring Fund’s financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness for money borrowed maturing more than one year from the date such indebtedness was incurred. For the purposes of this subparagraph (h), a decline in net asset value per share of Acquiring Fund Shares due to declines in market values of securities held by the Acquiring Fund, the discharge of Acquiring Fund liabilities, or the redemption of Acquiring Fund Shares by shareholders of the Acquiring Fund shall not constitute a material adverse change.

(i) On the Closing Date, all federal and other tax returns, dividend reporting forms and other tax-related reports of the Acquiring Fund required by law to have been filed by such date (taking into account any extensions) shall have been filed and shall be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof and, to the best of the Trust’s knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns.

(j) The Acquiring Fund is a separate series of the Trust and is treated as a corporation separate from any and all other series of the Trust under Section 851(g) of the Code. For each taxable year of its operation (including the taxable year that includes the Closing Date), the Acquiring Fund has met (and for the latter year expects to meet) the requirements of Subchapter M of Chapter 1 of the Code for qualification and treatment as a “regulated investment company,” has had in effect an election to be treated as such, and has been (and for the latter year expects to be) eligible to compute and has computed (and for the latter year expects to compute) its federal income tax under Section 852 of the Code.

(k) All issued and outstanding Acquiring Fund Shares are, and on the Closing Date will be, duly authorized and validly and legally issued and outstanding, fully paid and non-assessable by the Trust and will have been offered and sold in any state or territory (including, without limitation, the District of Columbia) in which they have been offered or sold, in compliance in all material respects with applicable registration requirements of all applicable federal and state securities laws. The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any Acquiring Fund Shares, nor is there outstanding any security convertible into any Acquiring Fund Shares. All of the Acquiring Fund Shares to be issued and delivered to the Trust, for the account of the Target Fund Shareholders, pursuant to this Agreement, will on the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly and legally issued Acquiring Fund Shares and be fully paid and non-assessable by the Trust.

(l) The execution, delivery and performance of this Agreement, and the transactions contemplated herein, have been duly authorized by all necessary action on the part of the Board, on behalf of the Acquiring Fund, and this Agreement constitutes a valid and binding obligation of the Trust, on behalf of the Acquiring Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles.

(m) The information to be furnished by the Acquiring Fund for use in registration statements and other documents filed or to be filed with any federal, state or local regulatory authority (including FINRA), as may be prepared in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto.

(n) The Acquiring Fund has satisfied all applicable provisions of Rule 17a-8 under the 1940 Act with respect to the transactions contemplated hereby.

(o) At all times since it commenced operation, the Acquiring Fund has been an investment company to which Treasury Regulations Section 1.817-5(f) applies. For each calendar quarter of its operation ending on or before the Closing Date, the Acquiring Fund has complied with the diversification requirements imposed by Section 817(h) of the Code and the Treasury Regulations thereunder on certain insurance company segregated asset accounts.

5. COVENANTS

The Trust, on behalf of the Target Fund and the Acquiring Fund, hereby further covenants as follows:

5.1 The Target Fund and the Acquiring Fund each will operate its business in the ordinary course and shall comply in all material respects with all applicable laws, rules and regulations between the date hereof and the Closing Date, it being understood that such ordinary course of business will include the declaration and payment of customary dividends and other distributions, and any other distribution that may be advisable.

5.2 The Trust will take all actions as may be necessary to obtain approval of the transactions contemplated herein. As soon as reasonably practicable after the Closing, the Trust shall (a) distribute to the Target Fund Shareholders, on a pro rata basis within each share class, the corresponding class of Acquiring Fund Shares received by the Trust, on behalf of the

Target Fund, pursuant to paragraph 1.1 in cancellation of Target Fund Shares in accordance with Maryland law and (b) terminate the Target Fund as a series of the Trust as described in paragraph 1.5.

5.3 The Acquiring Fund Shares to be acquired by the Target Fund hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms of this Agreement.

5.4 The Trust, on behalf of the Target Fund, will assist in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Target Fund Shares.

5.5 Subject to the provisions of this Agreement, the Trust, on behalf of the Acquiring Fund and the Target Fund, will take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

5.6 [Reserved.]

5.7 The Trust, on behalf of each of the Acquiring Fund and the Target Fund, will use all reasonable efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement as promptly as practicable.

5.8 The Trust, on behalf of the Target Fund, will, from time to time, as and when reasonably requested by the Acquiring Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments and will take or cause to be taken such further action as the Trust, on behalf of the Acquiring Fund, may reasonably deem necessary or desirable in order to vest in and confirm (a) the Trust’s title to and possession of the Acquiring Fund Shares to be delivered hereunder and (b) the Trust’s title to and possession of all the Assets, and to otherwise carry out the intent and purpose of this Agreement.

5.9 The Trust, on behalf of the Acquiring Fund, will use all reasonable efforts to obtain such approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state blue sky or securities laws as may be necessary in order to continue its operations after the Closing Date.

5.10 The Trust shall not change the Declaration or the Acquiring Fund’s prospectus or statement of additional information so as to restrict permitted investments for the Acquiring Fund, except as required by the Commission prior to the Closing.

5.11 The Target Fund and the Acquiring Fund will each report the Reorganization as a reorganization within the meaning of Section 368(a) of the Code on its federal income tax return for its respective taxable year in which the Reorganization occurs, including filing any and all statements required by Treasury Regulations Section 1.368-3.

5.12 In accordance with Rule 17a-8 under the 1940 Act, the Acquiring Fund will preserve written records that describe the transactions contemplated hereby and their terms for six years after the Closing Date (and for the first two years in an easily accessible place).

6. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE TRUST, ON BEHALF OF THE TARGET FUND

The obligations of the Trust, on behalf of the Target Fund, to consummate the transactions provided for herein shall be subject, at the Trust’s election, to the following conditions:

6.1 All representations and warranties of the Trust, on behalf of the Acquiring Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date.

6.2 The Trust, on behalf of the Acquiring Fund, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Trust, on behalf of the Acquiring Fund, on or before the Closing Date.

6.3 The Trust, on behalf of the Acquiring Fund, shall have executed and delivered an assumption of the Liabilities and all such other agreements and instruments as the Trust may reasonably deem necessary or desirable in order to vest in and confirm (a) the Target Fund’s title to and possession of the Acquiring Fund Shares to be delivered hereunder and (b) the Trust’s assumption of all of the Liabilities, and to otherwise carry out the intent and purpose of this Agreement.

6.4 The Trust, on behalf of the Acquiring Fund, shall have delivered to the Target Fund a certificate executed in the name of the Trust, on behalf of the Acquiring Fund, by the Trust’s President or Vice President and its Treasurer or Assistant Treasurer, in a form reasonably satisfactory to the Target Fund and dated as of the Closing Date, as to the matters set forth in paragraphs 6.1 and 6.2 and as to such other matters as the Target Fund shall reasonably request.

6.5 The Trust, on behalf of each of the Acquiring Fund and the Target Fund, shall have agreed on the number of full and fractional Acquiring Fund Shares to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 1.1.

7. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE TRUST, ON BEHALF OF THE ACQUIRING FUND

The obligations of the Trust, on behalf of the Acquiring Fund, to consummate the transactions provided for herein shall be subject, at the Trust’s election, to the following conditions:

7.1 All representations and warranties of the Trust, on behalf of the Target Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date.

7.2 The Trust, on behalf of the Target Fund, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Trust, on behalf of the Target Fund, on or before the Closing Date.

7.3 The Trust, on behalf of the Target Fund, shall have delivered to the Acquiring Fund a Statement of Assets and Liabilities of the Target Fund as of the Closing Date, including a schedule of investments, certified by the Treasurer of the Trust on behalf of the Target Fund. The Trust, on behalf of the Target Fund, shall have executed and delivered all such assignments and other instruments of transfer as the Acquiring Fund may reasonably deem necessary or desirable in order to vest in and confirm (a) the Target Fund’s title to and possession of the Acquiring Fund Shares to be delivered hereunder and (b) the Acquiring Fund’s title to and possession of all the Assets and to otherwise carry out the intent and purpose of this Agreement.

7.4 The Trust, on behalf of the Target Fund, shall have delivered to the Acquiring Fund a certificate executed in the name of the Trust, on behalf of the Target Fund, by the Trust’s President or Vice President and its Treasurer or Assistant Treasurer, in a form reasonably satisfactory to the Acquiring Fund and dated as of the Closing Date, as to the matters set forth in paragraphs 7.1 and 7.2 and as to such other matters as the Acquiring Fund shall reasonably request.

7.5 The Trust, on behalf of each of the Target Fund and the Acquiring Fund, shall have agreed on the number of full and fractional Acquiring Fund Shares to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 1.1.

8. FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE TRUST

If any of the conditions set forth in paragraph 8.5 have not been satisfied on or before the Closing Date, the Transaction contemplated by this Agreement shall not be consummated. If any of the other conditions set forth below have not been satisfied on or before the Closing Date with respect to each of the Target Fund and the Acquiring Fund, the Trust shall be entitled, at its option, to refuse to consummate the transactions contemplated by this Agreement:

8.1 [Reserved.]

8.2 On the Closing Date, no court or governmental agency of competent jurisdiction shall have issued any order that remains in effect and that restrains or enjoins the Trust, with respect to the Target Fund or the Acquiring Fund, from completing the transactions contemplated by this Agreement.

8.3 All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities deemed necessary by the Trust to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Target Fund.

8.4 [Reserved.]

8.5 The parties (other than LMPFA) shall have received the opinion of Willkie Farr & Gallagher LLP, dated the Closing Date, substantially to the effect that, based upon certain facts, assumptions and representations and upon certifications made by the Trust, on behalf of the Target Fund and the Acquiring Fund, and their respective authorized officers, for U.S. federal income tax purposes: (i) the acquisition by the Acquiring Fund of the Assets solely in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the Liabilities of the Target Fund, followed by the distribution by the Target Fund to its shareholders of Acquiring Fund Shares in complete liquidation of the Target Fund, all pursuant to the Agreement, will constitute a “reorganization” within the meaning of Section 368(a) of the Code, and the Acquiring Fund and the Target Fund will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code; (ii) no gain or loss will be recognized by the Target Fund upon the transfer of the Assets to the Acquiring Fund in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the Liabilities, or upon the distribution of the Acquiring Fund Shares by the Target Fund to its shareholders in liquidation except for (A) any gain or loss that may be recognized with respect to contracts subject to Section 1256 of the Code, (B) any gain that may be recognized on the transfer of stock in a “passive foreign investment company” as defined in Section 1297(a) of the Code and (C) any other gain or loss that may be required to be recognized as a result of the closing of the Target Fund’s taxable year or upon the transfer of an asset regardless of whether such transfer would otherwise be a nonrecognition transaction under the Code; (iii) the basis in the hands of the Acquiring Fund of the Assets transferred to the Acquiring Fund in the Reorganization will be the same as the basis of such Assets in the hands of the Target Fund immediately prior to the Closing increased by the amount of gain (or decreased by the amount of loss), if any, recognized by the Target Fund upon the transfer; (iv) the holding periods in the hands of the Acquiring Fund of the Assets transferred to the Acquiring Fund in the Reorganization, other than any Asset with respect to which gain or loss is required to be recognized in the Reorganization, will include the periods during which the respective Assets were held by the Target Fund (except where investment activities of the Acquiring Fund have the effect of reducing or eliminating the holding period with respect to an Asset); (v) no gain or loss will be recognized by the Acquiring Fund upon receipt of the Assets solely in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the Liabilities; (vi) no gain or loss will be recognized by the Target Fund Shareholders upon the exchange of their Target Fund Shares solely for the Acquiring Fund Shares as part of the Reorganization; (vii) the aggregate basis of the Acquiring Fund Shares that each Target Fund Shareholder receives in the Reorganization will be the same as the aggregate basis of his or her Target Fund Shares exchanged therefor; and (viii) a Target Fund Shareholder’s holding period for his or her Acquiring Fund Shares received in the Reorganization will include the period for which he or she held the Target Fund Shares exchanged therefor, provided that he or she held the Target Fund Shares as capital assets on the date of the exchange. The delivery of such opinion is conditioned upon the receipt by Willkie Farr & Gallagher LLP of representations it shall request of the Trust, on behalf of each of the Target Fund and the Acquiring Fund. Notwithstanding anything herein to the contrary, no party hereto may waive the condition set forth in this paragraph 8.5.

8.6 [Reserved.]

8.7 [Reserved.]

8.8 The Assets will include no assets which the Acquiring Fund, by reason of limitations contained in the Declaration or in the Acquiring Fund’s investment restrictions in effect on the Closing Date, may not properly acquire.

9. INDEMNIFICATION

9.1 The Trust, out of the Acquiring Fund’s assets and property (including any amounts paid to the Acquiring Fund pursuant to any applicable liability insurance policies or indemnification agreements), agrees to indemnify and hold harmless the members of the Board and the Trust’s officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the Trust and those members of the Board and officers may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on (a) any breach by the Trust, on behalf of the Acquiring Fund, of any of its representations, warranties, covenants or agreements set forth in this Agreement or (b) any act, error, omission, neglect, misstatement, materially misleading statement, breach of duty or other act wrongfully done or attempted to be committed by the Trust or the members of the Board or the Trust’s officers prior to the Closing Date, in each case on behalf of the Acquiring Fund, provided that such indemnification by the Trust is not (i) in violation of any applicable law or (ii) otherwise prohibited as a result of any applicable order or decree issued by any governing regulatory authority or court of competent jurisdiction.

9.2 The Trust, out of the Target Fund’s assets and property (including any amounts paid to the Target Fund pursuant to any applicable liability insurance policies or indemnification agreements), agrees to indemnify and hold harmless the members of the Board and the Trust’s officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the Trust and those members of the Board and officers may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on (a) any breach by the Trust, on behalf of the Target Fund, of any of its representations, warranties, covenants or agreements set forth in this Agreement or (b) any act, error, omission, neglect, misstatement, materially misleading statement, breach of duty or other act wrongfully done or attempted to be committed by the Trust or the members of the Board or the Trust’s officers prior to the Closing Date, in each case on behalf of the Target Fund, provided that such indemnification by the Trust is not (i) in violation of any applicable law or (ii) otherwise prohibited as a result of any applicable order or decree issued by any governing regulatory authority or court of competent jurisdiction.

10. BROKER FEES AND EXPENSES

10.1 The Trust, on behalf of each of the Acquiring Fund and the Target Fund, represents and warrants that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

10.2 LMPFA will pay half of the expenses and the out-of-pocket costs and expenses incurred by the Acquiring Fund solely and directly in connection with the Reorganization. LMPFA will pay half of the expenses and out-of-pocket costs and expenses incurred by the Target Fund solely and directly in connection with the Reorganization. Such costs and expenses do not include: (a) the transaction costs associated with repositioning the Target Fund’s portfolio, if any, in connection with the Reorganization, (b) the costs of related prospectus disclosure changes and (c) the costs of printing and mailing a supplement to the prospectus of the Target Fund to shareholders of the Target Fund, along with postage costs, all of which costs and expenses will be borne by the Target Fund before the Reorganization. Notwithstanding any of the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by another person of such expenses would result in a Fund’s failure to qualify for treatment as a “regulated investment company” within the meaning of Section 851 of the Code or would prevent the Reorganization from qualifying as a reorganization within the meaning of Section 368(a) of the Code.

11. ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

11.1 The Trust agrees that it has not, on behalf of either the Acquiring Fund or the Target Fund, made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

11.2 The covenants to be performed after the Closing by the Trust, and the obligations of the Trust, on behalf of the Acquiring Fund and the Target Fund, in Article 9, shall survive the Closing. All other representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder and shall terminate on the Closing.

12. TERMINATION

This Agreement may be terminated and the transactions contemplated hereby may be abandoned at any time prior to the Closing Date without penalty to either Fund by resolution of the Board, if circumstances should develop that, in the opinion of the Board, make proceeding with the Agreement inadvisable with respect to the Acquiring Fund or the Target Fund. Any such termination resolution will be effective when communicated to the other party. The obligations of LMPFA set forth in paragraph 10.2 shall survive termination of this Agreement.

13. AMENDMENTS

This Agreement may be amended, modified or supplemented in such manner as may be deemed necessary or advisable by the authorized officers of the Trust.

14. NOTICES

Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by facsimile, electronic delivery (i.e., e-mail), personal service or prepaid or certified mail addressed to the Trust at its address set forth in the preamble to this Agreement, to the attention of its President.

15. HEADINGS; COUNTERPARTS; GOVERNING LAW; SEVERABILITY; ASSIGNMENT; LIMITATION OF LIABILITY

15.1 The Article headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

15.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

15.3 This Agreement shall be governed by and construed and interpreted in accordance with the internal laws of the State of Maryland.

15.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other parties. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

15.5 Consistent with the Declaration, the obligations of the Trust with respect to each of the Acquiring Fund and the Target Fund, entered into in the name or on behalf of the Trust by any of its Trustees, officers, employees or agents are made not individually, but in such capacities, and are not binding upon any of the Trustees, officers, employees, agents or shareholders of the Trust, personally, but bind only the assets of the Trust belonging to the Acquiring Fund and the Target Fund, and all persons dealing with any series or funds of the Trust must look solely to the assets of the Trust belonging to such series or fund for the enforcement of any claims against the Trust.

[Remainder of page intentionally left blank.]

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its duly authorized officer.

LEGG MASON PARTNERS VARIABLE EQUITY TRUST,

on behalf of its series CLEARBRIDGE VARIABLE LARGE CAP VALUE PORTFOLIO

By:
Name:
Title:

LEGG MASON PARTNERS VARIABLE EQUITY TRUST,

on behalf of its series CLEARBRIDGE VARIABLE ALL CAP VALUE PORTFOLIO

By:
Name:
Title:

Solely for purposes of paragraph 10.2 of the Agreement:

LEGG MASON PARTNERS FUND ADVISOR, LLC

By:
Name:
Title:

SCHEDULE 4.1

None.

APPENDIX C

Financial Highlights of ClearBridge Variable Large Cap Value Portfolio

The financial highlights tables are intended to help you understand the performance of Class I shares for the past five years, unless otherwise noted. Certain information reflects financial results for a single share. Total return represents the rate that a shareholder would have earned (or lost) on a Fund share assuming reinvestment of all dividends and distributions. The information in the following tables has been derived from the Acquiring Fund’s financial statements, which, except for the financial highlights for the semiannual period ended June 30, 2014, which are unaudited, have been audited by KPMG LLP, an independent registered public accounting firm, whose report, along with the Acquiring Fund’s financial statements, is included in the annual report (available upon request).

For a share of each class of beneficial interest outstanding throughout each year ended December 31:
Class I Shares[1]	2013	2012	2011	2010	2009

Net asset value, beginning of year	$15.41	$13.54	$13.20	$12.42	$10.16

Income from operations:
Net investment income	0.30	0.29	0.27	0.22	0.26
Net realized and unrealized gain	4.66	1.95	0.38	0.93	2.21
Total income from operations	4.96	2.24	0.65	1.15	2.47

Less distributions from:
Net investment income	(0.31)	(0.35)	(0.31)	(0.37)	(0.21)
Net realized gains	(0.91)	(0.02)	—	—	—
Total distributions	(1.22)	(0.37)	(0.31)	(0.37)	(0.21)

Net asset value, end of year	$19.15	$15.41	$13.54	$13.20	$12.42
Total return[2]	32.37%	16.50%	4.95%	9.46%	24.50%[3]

Net assets, end of year (000s)	$237,900	$205,926	$207,056	$241,489	$261,564

Ratios to average net assets:
Gross expenses	0.73%	0.74%	0.73%	0.75%	0.71%
Net expenses[4,5]	0.73	0.74	0.73	0.75	0.71
Net investment income	1.66	1.96	1.98	1.77	2.44

Portfolio turnover rate	8%	10%	17%	17%	21%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Total returns do not reflect expenses associated with separate accounts such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Past performance is no guarantee of future results.

[3]	The total return includes gains from settlement of investment litigations. Without these gains, the total return would have been 23.40% for the year ended December 31, 2009.

[4]

As a result of an expense limitation arrangement, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 1.00%. This expense limitation arrangement cannot be terminated prior to December 31, 2015 without the Board of Trustees’ consent.

[5]	The impact of compensating balance arrangements, if any, was less than 0.01%.

C-1

APPENDIX D

Historical Performance for Each Fund

ClearBridge Variable All Cap Value Portfolio

The accompanying bar chart and table provide some indication of the risks of investing in Class I shares of the Fund. The bar chart shows changes in the Fund’s performance from year to year for Class I shares. The table shows the average annual total returns of Class I shares of the Fund and also compares the Fund’s performance with the average annual total returns of an index or other benchmark. The Fund makes updated performance information available by calling the Fund at 1-877-721-1926.

The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Fees paid by the separate accounts or qualified plans through which shares of the fund are sold are not reflected in the accompanying bar chart and table. If they were, the returns would be lower than those shown. Please refer to the separate account prospectus or information provided by your qualified plan for a description of the expenses associated with the account or plan.

Class I Shares

Total returns (before taxes) (%)

Best quarter: 9/30/2009 19.43% Worst quarter: 12/31/2008 (23.05) The year-to-date return as of the most recent calendar quarter, which ended June 30, 2014, was 5.73%

Average annual total returns (for periods ended December 31, 2013) (%)
	1 year	5 years	10 years

Class I	32.16	16.54	6.22
Russell 3000 Value Index (reflects no deductions for fees, expenses or taxes)	32.69	16.75	7.66

D-1

ClearBridge Variable Large Cap Value Portfolio

The accompanying bar chart and table provide some indication of the risks of investing in Class I shares of the Fund. The bar chart shows changes in the Fund’s performance from year to year for Class I shares. The table shows the average annual total returns of Class I shares of the Fund and also compares the Fund’s performance with the average annual total returns of an index or other benchmark. The Fund makes updated performance information available by calling the Fund at 1-877-721-1926.

The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Prior to April 30, 2010, the Fund invested primarily in common stocks of established U.S. companies under the name “Legg Mason ClearBridge Variable Investors Portfolio.”

Class I Shares

During the past ten calendar years:

Total returns (before taxes) (%)

Best quarter: 06/30/2009 16.11% Worst quarter: 12/31/2008 (19.96) The year-to-date return as of the most recent calendar quarter, which ended June 30, 2014, was 6.88%

Average annual total returns (for periods ended December 31, 2013) (%)
	1 year	5 years	10 years

Class I	32.37	17.14	7.45
Russell 1000 Value Index (reflects no deduction for fees, expenses or taxes)	32.53	16.67	7.59
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	32.39	17.94	7.40

After-tax returns are shown only for Class I shares are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns for classes other than Class I will vary from returns shown for Class I.

D-2

APPENDIX E

5% Shareholders of the Target Fund and Acquiring Fund

To the knowledge of the Funds, as of [                ], 2014, the following persons owned beneficially or of record 5% or more of such Fund’s outstanding shares:

ClearBridge Variable All Cap Value Portfolio

Class	Name and Address of Shareholder	Percent Ownership

E-1

ClearBridge Variable Large Cap Value Portfolio

Class	Name and Address of Shareholder	Percent Ownership

E-2

APPENDIX F

Fundamental and Additional Non-Fundamental Investment Policies

Each Fund has adopted the fundamental and non-fundamental investment policies below for the protection of shareholders. The fundamental investment policies of each Fund may not be changed without the vote of a majority of the outstanding shares of the Fund, defined under the 1940 Act as the lesser of (a) 67% or more of the voting power of the Fund present at a shareholder meeting, if the holders of more than 50% of the voting power of the Fund are present in person or represented by proxy, or (b) more than 50% of the voting power of the Fund. The Board may change non-fundamental investment policies at any time.

If any percentage restriction described below is complied with at the time of an investment, a later increase or decrease in the percentage resulting from a change in values or assets will not constitute a violation of such restriction.

Fundamental Investment Policies

Each Fund’s fundamental investment policies are as follows:

(1) The Fund may not borrow money except as permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

(2) The Fund may not engage in the business of underwriting the securities of other issuers except as permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

(3) The Fund may lend money or other assets to the extent permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

(4) The Fund may not issue senior securities except as permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

(5) The Fund may not purchase or sell real estate except as permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

(6) The Fund may purchase or sell commodities or contracts related to commodities to the extent permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

(7) Except as permitted by exemptive or other relief or permission from the SEC, SEC staff or other authority with appropriate jurisdiction, the Fund may not make any investment if, as a result, the Fund’s investments will be concentrated in any one industry (except that the Fund may invest without limit in obligations issued by banks).

With respect to the fundamental policy relating to borrowing money set forth in (1) above, the 1940 Act permits each Fund to borrow money in amounts of up to one-third of the Fund’s total assets from banks for any purpose, and to borrow up to 5% of the Fund’s total assets from banks or other lenders for temporary purposes. (The Fund’s total assets include the amounts being borrowed.) To limit the risks attendant to borrowing, the 1940 Act requires each Fund to maintain an “asset coverage” of at least 300% of the amount of its borrowings, provided that in the event that the Fund’s asset coverage falls below 300%, the Fund is required to reduce the amount of its borrowings so that it meets the 300% asset coverage threshold within three days (not including Sundays and holidays). Asset coverage means the ratio that the value of the Fund’s total assets (including amounts borrowed), minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Certain trading practices and investments, such as reverse repurchase agreements, may be considered to be borrowings and thus subject to the 1940 Act restrictions. Borrowing money to increase portfolio holdings is known as “leveraging.” Borrowing, especially when used for leverage, may cause the value of each Fund’s shares to be more volatile than if the Fund did not borrow. This is because borrowing tends to magnify the effect of any increase or decrease in the value of the Fund’s portfolio holdings. Borrowed money thus creates an opportunity for greater gains, but also greater losses. To repay borrowings, each Fund may have to sell securities at a time and at a price that is unfavorable to the Fund. There also are costs associated with borrowing money, and these costs would offset and could eliminate the Fund’s net investment income in any given period. Currently, each Fund does not contemplate borrowing money for leverage but if the Fund does so, it will not likely do so to a substantial degree. The policy in (1) above will be interpreted to permit the Fund to engage in trading practices and investments that may be considered to be borrowing to the extent permitted by the 1940 Act. Short-term credits necessary for the settlement of securities transactions and arrangements with respect to securities lending will not be considered to be borrowings under the policy. Practices and investments that may involve leverage but are not considered to be borrowings are not subject to the policy.

With respect to the fundamental policy relating to underwriting set forth in (2) above, the 1940 Act does not prohibit the Fund from engaging in the underwriting business or from underwriting the securities of other issuers; in fact, the 1940 Act permits the Fund to have underwriting commitments of up to 25% of its assets under certain circumstances. Those circumstances currently are that the amount of the Fund’s underwriting commitments, when added to the value of the Fund’s investments in issuers where the Fund owns more than 10% of the outstanding voting securities of those issuers, cannot exceed the 25% cap. A Fund engaging in transactions involving the acquisition or disposition of portfolio securities may be considered to be an underwriter under the 1933 Act. Under the 1933 Act, an underwriter may be liable for material omissions or misstatements in an issuer’s registration statement or prospectus. Securities purchased from an issuer and not registered for sale under the 1933 Act are considered restricted securities. There may be a limited market for these securities. If these securities are registered under the 1933 Act, they may then be eligible for sale but participating in the sale may subject the seller to underwriter liability. These risks could apply to a Fund investing in restricted securities. Although it is not believed that the application of the 1933 Act provisions described above would cause the Fund to be engaged in the business of underwriting, the policy in (2) above will be interpreted not to prevent the Fund from engaging in transactions involving the acquisition or disposition of portfolio securities, regardless of whether the Fund may be considered to be an underwriter under the 1933 Act.

With respect to the fundamental policy relating to lending set forth in (3) above, the 1940 Act does not prohibit the Fund from making loans; however, SEC staff interpretations currently prohibit funds from lending more than one-third of their total assets, except through the purchase of debt obligations or the use of repurchase agreements. (A repurchase agreement is an agreement to purchase a security, coupled with an agreement to sell that security back to the original seller on an agreed-upon date at a price that reflects current interest rates. The SEC frequently treats repurchase agreements as loans.) While lending securities may be a source of income to the Fund, as with other extensions of credit, there are risks of delay in recovery or even loss of rights in the underlying securities should the borrower fail financially. However, loans would be made only when the Fund’s subadviser believes the income justifies the attendant risks. The Fund also will be permitted by this policy to make loans of money, including to other funds. The Fund would have to obtain exemptive relief from the SEC to make loans to other funds. The policy in (3) above will be interpreted not to prevent the Fund from purchasing or investing in debt obligations and loans. In addition, collateral arrangements with respect to options, forward currency and futures transactions and other derivative instruments, as well as delays in the settlement of securities transactions, will not be considered loans.

With respect to the fundamental policy relating to issuing senior securities set forth in (4) above, “senior securities” are defined as Fund obligations that have a priority over the Fund’s shares with respect to the payment of dividends or the distribution of Fund assets. The 1940 Act prohibits the Fund from issuing senior securities except that the Fund may borrow money in amounts of up to one-third of the Fund’s total assets from banks for any purpose. The Fund may also borrow up to 5% of the Fund’s total assets from banks or other lenders for temporary purposes, and these borrowings are not considered senior securities. The issuance of senior securities by the Fund can increase the speculative character of the Fund’s outstanding shares through leveraging. Leveraging of the Fund’s portfolio through the issuance of senior securities magnifies the potential for gain or loss on monies, because even though the Fund’s net assets remain the same, the total risk to investors is increased to the extent of the Fund’s gross assets. The policy in (4) above will be interpreted not to prevent collateral arrangements with respect to swaps, options, forward or futures contracts or other derivatives, or the posting of initial or variation margin.

With respect to the fundamental policy relating to real estate set forth in (5) above, the 1940 Act does not prohibit the Fund from owning real estate; however, the Fund is limited in the amount of illiquid assets it may purchase. Investing in real estate may involve risks, including that real estate is generally considered illiquid and may be difficult to value and sell. Owners of real estate may be subject to various liabilities, including environmental liabilities. To the extent that investments in real estate are considered illiquid, the current SEC staff position generally limits the Fund’s purchases of illiquid securities to 15% of net assets. The policy in (5) above will be interpreted not to prevent the Fund from investing in real estate-related companies, companies whose businesses consist in whole or in part of investing in real estate, instruments (like mortgages) that are secured by real estate or interests therein, or real estate investment trust securities.

With respect to the fundamental policy relating to commodities set forth in (6) above, the 1940 Act does not prohibit the Fund from owning commodities, whether physical commodities and contracts related to physical commodities (such as oil or grains and related futures contracts), or financial commodities and contracts related to financial commodities (such as currencies and, possibly, currency futures). However, the Fund is limited in the amount of illiquid assets it may purchase. To the extent that investments in commodities are considered illiquid, the current SEC staff position generally limits the Fund’s purchases of illiquid securities to 15% of net assets. If the Fund were to invest in a physical commodity or a physical commodity-related instrument, the Fund would be subject to the additional risks of the particular physical commodity and its related market. The value of commodities and commodity-related instruments may be extremely volatile and may be affected either directly or indirectly by a variety of factors. There may also be storage charges and risks of loss associated with physical commodities. The policy in (6) above will be interpreted to permit investments in ETFs that invest in physical and/or financial commodities.

With respect to the fundamental policy relating to concentration set forth in (7) above, the 1940 Act does not define what constitutes “concentration” in an industry. The SEC staff has taken the position that investment of 25% or more of a Fund’s total assets in one or more issuers conducting their principal activities in the same industry or group of industries constitutes concentration. It is possible that interpretations of concentration could change in the future. A Fund that invests a significant percentage of its total assets in a single industry may be particularly susceptible to adverse events affecting that industry and may be more risky than a Fund that does not concentrate in an industry. The policy in (7) above will be interpreted to refer to concentration as that term may be interpreted from time to time. The policy also will be interpreted to permit investment without limit in the following: securities of the U.S. government and its agencies or instrumentalities; securities of state, territory, possession or municipal governments and their authorities, agencies, instrumentalities or political subdivisions; securities of foreign governments; and repurchase agreements collateralized by any such obligations. Accordingly, issuers of the foregoing securities will not be considered to be members of any industry. There also will be no limit on investment in issuers domiciled in a single jurisdiction or country. The policy also will be interpreted to give broad authority to the Fund as to how to classify issuers within or among industries.

The Fund’s fundamental policies will be interpreted broadly. For example, the policies will be interpreted to refer to the 1940 Act and the related rules as they are in effect from time to time, and to interpretations and modifications of or relating to the 1940 Act by the SEC and others as they are given from time to time. When a policy provides that an investment practice may be conducted as permitted by the 1940 Act, the policy will be interpreted to mean either that the 1940 Act expressly permits the practice or that the 1940 Act does not prohibit the practice.

Additional Non-Fundamental Investment Policies

The Fund’s non-fundamental investment policies are as follows:

1. The Fund may not invest in other registered open-end management investment companies and registered unit investment trusts in reliance upon the provisions of subparagraphs (G) or (F) of Section 12(d)(1) of the 1940 Act. The foregoing investment policy does not restrict the Fund from (i) acquiring securities of other registered investment companies in connection with a merger, consolidation, reorganization, or acquisition of assets, or (ii) purchasing the securities of registered investment companies, to the extent otherwise permissible under Section 12(d)(1) of the 1940 Act.

2. The Fund may not purchase or otherwise acquire any security if, as a result, more than 15% of its net assets would be invested in securities that are illiquid.

SUBJECT TO COMPLETION, DATED AUGUST 8, 2014

LEGG MASON PARTNERS VARIABLE EQUITY TRUST

ClearBridge Variable Large Cap Value Portfolio

STATEMENT OF ADDITIONAL INFORMATION

SEPTEMBER [ ], 2014

Acquisition of the Assets and Liabilities of:	By and in Exchange for Shares of:
ClearBridge Variable All Cap Value Portfolio	ClearBridge Variable Large Cap Value Portfolio

620 Eighth Avenue New York, New York 10018 1-877-721-1926	620 Eighth Avenue New York, New York 10018 1-877-721-1926

This Statement of Additional Information, which is not a prospectus, supplements and should be read in conjunction with the Information Statement/Prospectus dated September [ ], 2014, relating specifically to the proposed transfer of all of the assets and the assumption of all of the liabilities of ClearBridge Variable All Cap Value Portfolio (the “Target Fund”), a series of Legg Mason Partners Variable Equity Trust, a Maryland statutory trust (the “Trust”), in exchange for the assumption of all of the Target Fund’s liabilities by, and for shares of, ClearBridge Variable Large Cap Value Portfolio (the “Acquiring Fund”), also a series of the Trust, having an aggregate value equal to those of the Target Fund. To obtain a copy of the Information Statement/Prospectus, please write to the Acquiring Fund at the address set forth above or call 1-877-721-1926. The transfer is to occur pursuant to an Agreement and Plan of Reorganization. Unless otherwise indicated, capitalized terms used herein and not otherwise defined have the same meanings as are given to them in the Information Statement/Prospectus.

TABLE OF CONTENTS

1. General Information	S-2
2. Financial Statements and Other Incorporated Documents	S-2
3. Pro Forma Financial Statements	S-2

GENERAL INFORMATION

The Target Fund’s Board unanimously approved the Reorganization. The Reorganization does not require shareholder approval. For further information about the Reorganization, see the Information Statement/Prospectus.

FINANCIAL STATEMENTS AND OTHER INCORPORATED DOCUMENTS

The Statement of Additional Information related to the Information Statement/Prospectus dated September __, 2014 consists of this cover page, the accompanying pro forma financial statements and the following documents, each of which was filed electronically with the Securities and Exchange Commission and is incorporated by reference herein:

The Statement of Additional Information of the Acquiring Fund:

Fund	Date and Filing Date	Accession Number
ClearBridge Variable Large Cap Value Portfolio	May 1, 2014 (filed on April 21, 2014)	0001193125-14-150063

The Statement of Additional Information of the Target Fund:

Fund	Date and Filing Date	Accession Number
ClearBridge Variable All Cap Value Portfolio	May 1, 2014 (filed on April 21, 2014)	0001193125-14-150095

The financial statements of the Acquiring Fund and related independent registered public accounting firm’s report as included in the Fund’s Annual Report filed for the year ended December 31, 2013:

Fund	Year Ended/Filing Date	Accession Number
ClearBridge Variable Large Cap Value Portfolio	December 31, 2013 (filed on February 24, 2014)	0001193125-14-063054

The financial statements of the Target Fund and related independent registered public accounting firm’s report as included in the Fund’s Annual Report filed for the year ended December 31, 2013:

Fund	Period Ended/Filing Date	Accession Number
ClearBridge Variable All Cap Value Portfolio	December 31, 2013 (filed on February 24, 2014)	0001193125-14-063060

The financial statements of the Acquiring Fund as included in the Fund’s Semiannual Report filed for the period ended June 30, 2014:

Fund	Period Ended/Filing Date	Accession Number
ClearBridge Variable Large Cap Value Portfolio	June 30, 2014 (filed on August __, 2014)

The financial statements of the Target Fund as included in the Fund’s Semiannual Report filed for the period ended June 30, 2014

Fund	Period Ended/Filing Date	Accession Number
ClearBridge Variable All Cap Value Portfolio	June 30, 2014 (filed on August __, 2014)

PRO FORMA FINANCIAL STATEMENTS

The unaudited pro forma information provided herein should be read in conjunction with the annual report to shareholders, for the fiscal year ended December 31, 2013 for the Target Fund, and for the fiscal year ended December 31, 2013 for the Acquiring Fund.

At a meeting held on July 30 and 31, 2014, the Board of Trustees of the Trust approved an Agreement and Plan of Reorganization (the “Reorganization Agreement”) whereby the Acquiring Fund will acquire all the assets, and assume all of the liabilities, of the Target Fund and the Target Fund will receive shares of the Acquiring Fund, to be distributed to the shareholders of the Target Fund in redemption of all of the outstanding shares of the Target Fund, and thereafter the Target Fund will be terminated as a series of the Trust (the “Reorganization”).

The unaudited pro forma information set forth below for the year ended December 31, 2013 is intended to present ratios and supplemental data as if the acquisition of the Target Fund by the Acquiring Fund had been consummated at January 1, 2013.

Legg Mason Partners Fund Advisor, LLC (the “LMPFA”) is the investment manager and ClearBridge Investments, LLC (“ClearBridge”) is the investment subadviser of each of the Target Fund and the Acquiring Fund. Western Asset Management Company (“Western Asset”) manages the cash and short-term instruments of each Fund.

The Target Fund pays a management fee at an annual rate that decreases as assets increase, as follows: 0.750% of assets up to and including $1.5 billion; 0.700% of assets in excess of $1.5 billion and up to and including $2 billion; 0.650% of assets in excess of $2 billion and up to and including $2.5 billion; 0.600% of assets in excess of $2.5 billion and up to and including $3.5 billion; and 0.500% of assets in excess of $3.5 billion. The Acquiring Fund pays a management fee at an annual rate that decreases as assets increase, as follows: 0.650% of assets up to and including $350 million; 0.550% of assets over $350 million and up to and including $500 million; 0.525% of assets over $500 million and up to and including $750 million; 0.500% of assets over $750 million and up to and including $1 billion; and 0.450% of assets over $1 billion. LMPFA pays ClearBridge and Western Asset a portion of the management fees received from each Fund for subadvisory services.

The Target Fund and Acquiring Fund have the same distributor, transfer agent and custodian as one another. Each of these service providers has entered into an agreement with the Target Fund and the Acquiring Fund, which governs the provisions of services to such funds. Such agreements have the same terms with respect to each Fund.

As of December 31, 2013, the net assets of: (i) the Target Fund were $562,835,042 and (ii) the Acquiring Fund were $237,899,910. The net assets of the Combined Fund as of December 31, 2013 would have been $800,734,952. As of June 30, 2014, the net assets of: (i) the Target Fund were $53,208,150 and (ii) the Acquiring Fund were $249,227,240.

On a pro forma basis for the year ended December 31, 2013, the Reorganization would have resulted in the following approximate decreases to expenses charged:

Investment management fees	$1,020,661
Audit and tax	$30,304
Legal fees	$25,788
Fund accounting fees	$14,130
Shareholder reporting fees	$12,222
Miscellaneous fees	$8,698

No significant accounting policies (including valuation of portfolio securities) will change as a result of the Reorganization.

It is anticipated that holdings representing approximately 75% of the investment portfolio of the Target Fund (measured as of June 17, 2014) will be sold prior to the Reorganization and that none of the holdings of the Acquiring Fund will be sold as a result of the Reorganization.

The Reorganization will be accounted for as a tax-free reorganization of investment companies. In a tax-free reorganization:

1.	No gain or loss is recognized by the Target Fund upon the transfer of its assets to the Acquiring Fund in exchange for shares of the Acquiring Fund and the assumption by the Acquiring Fund of all of the liabilities of the Target Fund, or upon the distribution of the shares of the Acquiring Fund by the Target Fund to its shareholders in liquidation of the Target Fund.

2.	No gain or loss is recognized by the Target Fund shareholders upon the exchange of their shares of the Target Fund solely for shares of the Acquiring Fund pursuant to the reorganization.

3.	The historical cost of investment securities generally is carried forward to the Acquiring Fund.

The results of operations of the Acquiring Fund for pre-combination periods will not be restated.

As of December 31, 2013, the Target Fund and the Acquiring Fund had no capital loss carryovers for federal income tax purposes.

The Target Fund will pay estimated reorganization costs of $42,000 out of $84,000 expected to be incurred in connection with entering into and carrying out the provisions of the Reorganization Agreement, whether or not the Reorganization is consummated. This estimate reflects LMPFA paying 50% of the estimated costs that would otherwise be incurred by the Target Fund. LMPFA will also pay 50% of the Acquiring Fund’s reorganization costs whether or not the Reorganization is consummated.

PART C

OTHER INFORMATION

Item 15.	Indemnification

Article IX of the Registrant’s Declaration of Trust addresses the limitation of liability and indemnification of the Registrant’s Trustees, officers and others. Section 9.2(a) of the Declaration of Trust provides that no current or former Trustee, officer, or employee of the Registrant will be subject to any personal liability whatsoever to any person, other than the Registrant or its shareholders, in connection with the affairs of the Registrant. Further, Section 9.2(b) of the Declaration of Trust provides that, subject to applicable federal law, no current or former Trustee or officer of the Registrant will be liable to the Registrant or to any shareholder for money damages except:

•	to the extent that it is proved that the person actually received an improper benefit or profit in money, property, or services, or

•

to the extent that a judgment or other final adjudication adverse to the person is entered in a proceeding based on a finding in the proceeding that the person’s action, or failure to act, was the result of active and deliberate dishonesty and was material to the cause of action adjudicated in the proceeding.

Section 9.5 of the Declaration of Trust states requires that, subject to certain exceptions and limitation expressed in the Declaration of Trust, each current and former Trustee, officer, or employee of the Registrant, including persons who serve at the request of the Registrant as directors, trustees, officers, employees, agents or independent contractors of another organization in which the Registrant has an interest as a shareholder, creditor or otherwise (each, a “Covered Person”), be indemnified by the Registrant to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim in which he becomes involved as a party or otherwise by virtue of his being (or having served) in such position and against amounts paid or incurred by him in settlement thereof. Section 9.5 of the Declaration of Trust further provides that no indemnification shall be provided to the that extent such indemnification is prohibited by applicable federal law. The Declaration of Trust also sets forth provisions outlining presumptions that may be made relating to a person’s standard of conduct and when expenses may be advanced.

In addition, to the foregoing, the Registrant has entered into an Indemnification Agreement with each of its Trustees that provides for indemnification consistent with the principles described above. These Indemnification Agreements set forth certain procedural aspects with respect to indemnification, including the advancement of expenses, and presumptions relating to the determination of whether the standard of conduct required for indemnification has been met, as well as remedies for the indemnitee in the event that, among other things, determinations as to entitlement to indemnification, advancement of expenses and indemnity payments are not made in accordance with the procedures specified therein.

The Trustees and officers of the Registrant and the personnel of the Registrant’s manager are insured under an errors and omissions liability insurance policy. The Registrant and its officers are also insured under the fidelity bond required by Rule 17g-1 under the Investment Company Act of 1940, as amended.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended, may be provided to directors, officers and controlling persons of the Registrant, pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in connection with the successful defense of any action, suit or proceeding or payment pursuant to any insurance policy) is asserted against the Registrant by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is prohibited as against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Under the Distribution Agreement, the Registrant agrees to indemnify LMIS, its officers, directors and employees and any person who controls LMIS within the meaning of Section 15 of the 1933 Act, free and harmless from and against any and all claims, demands, liabilities and expenses (including the reasonable cost of investigating or defending such claims, demands or liabilities and any counsel fees incurred in connection therewith) which LMIS, its officers, directors and employees or any such controlling person may incur, under the 1933 Act or under common law or otherwise, arising out of or based upon any alleged untrue statement of a material fact contained in the Registrant’s Registration Statement or arising out of or based upon any alleged omission to state a material fact required to be stated or necessary to make the Registration Statement not misleading, provided that in no event shall anything contained in the Distribution Agreement be construed so as to protect LMIS or such other parties against any liability to the Registrant or its shareholders to which LMIS or such other parties would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of their duties, or by reason of reckless disregard of their obligations and duties under the Distribution Agreement.

The Registrant’s Management Agreements and Subadvisory Agreements generally provide that the manager or subadviser, as applicable, assumes no responsibility under the Agreements other than to render the services called for under the Agreements in good faith. The Management Agreements and Subadvisory Agreements generally further provide that the manager or the subadviser, as applicable, shall not be liable for any error of judgment or mistake of law, or for any loss arising out of any investment or for any act or omission in the execution of securities transactions for the fund, provided that nothing in the Agreements protect the manager or the subadviser, as applicable, against any liability to a fund to which the manager or subadviser, as applicable, would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under the Agreements. With respect to Permal Alternative Select VIT Portfolio, the manager and subadvisers have agreed to cross-indemnification for certain acts or omissions except for gross negligence and other exceptions.

Item 16.	Exhibits

Unless otherwise noted, all references are to the Registrant’s initial registration statement on Form N-1A (the “Registration Statement”) filed with the Securities and Exchange Commission (the “SEC”) (File Nos. 333-91278 and 811-21128).

(1)	(a)	The Registrant’s Declaration of Trust dated as of October 2, 2006 is incorporated by reference to Post-Effective Amendment No. 11 as filed on April 27, 2007 (“Post-Effective Amendment No. 11”).
(b)

The Registrant’s Declaration of Trust dated as of October 2, 2006 as amended and restated as of August 18, 2011 is incorporated herein by reference to Post-Effective Amendment No. 44 as filed on August 31, 2011 (“Post-Effective Amendment No. 44”).

(c)

Designation of Series of Shares of Beneficial Interests in the Trust effective as of June 25, 2007 is incorporated herein by reference to Post-Effective Amendment No. 12 as filed on September 7, 2007 (“Post-Effective Amendment No. 12”).

(d)

Amended and Restated Designation of Series of Shares of Beneficial Interests in the Trust effective as of November 12, 2007 is incorporated herein by reference to Post-Effective Amendment No. 26 as filed on November 13, 2009 (“Post-Effective Amendment No. 26”).

	(e)	Amended and Restated Designation of Series of Shares of Beneficial Interests in the Trust effective as of August 5, 2009 is incorporated herein by reference to Post-Effective Amendment No. 26.
	(f)	Amended and Restated Designation of Classes effective as of August 5, 2009 is incorporated herein by reference to Post-Effective Amendment No. 26.
	(g)	Amended and Restated Designation of Series of Shares of Beneficial Interests in the Trust effective as of August 23, 2011 is incorporated herein by reference to Post-Effective Amendment No. 44.
	(h)	Amended and Restated Designation of Classes effective as of August 23, 2011 is incorporated herein by reference to Post-Effective Amendment No. 44.
(i)

Amended and Restated Designation of Series effective as of January 1, 2013 is incorporated herein by reference to Post-Effective Amendment No. 61 as filed on February 7, 2014 (“Post-Effective Amendment No. 61”).

	(j)	Amended and Restated Designation of Classes effective as of January 1, 2013 is incorporated herein by reference to Post-Effective Amendment No. 61.
	(k)	Amended and Restated Designation of Series effective as of January 17, 2014 is incorporated herein by reference to Post-Effective Amendment No. 61.
	(l)	Amended and Restated Designation of Classes effective as of January 17, 2014 is incorporated herein by reference to Post-Effective Amendment No. 61.

(2)	(a)	The Registrant’s By-Laws dated October 4, 2006 are incorporated herein by reference to Post-Effective Amendment No. 11.
	(b)	The Registrant’s Amended and Restated By-Laws dated August 18, 2011 are incorporated herein by reference to Post-Effective Amendment No. 44.

(3)		None.

(4)		Form of Agreement and Plan of Reorganization (included as Appendix B to the Information Statement/Prospectus included in this Registration Statement).

(5)

Instruments defining rights of security holders with respect to Legg Mason Partners Variable Equity Trust are contained in the Amended and Restated Declaration of Trust and Bylaws, as amended and restated, which are incorporated by reference to Exhibits (1) and (2) of Item 16 of Part C herein.

(6)	(a)

Form of Management Agreement between the Registrant, on behalf of ClearBridge Variable All Cap Value Portfolio (formerly known as Legg Mason ClearBridge Variable Fundamental Value Portfolio), and Legg Mason Partners Fund Advisor, LLC (“LMPFA”), dated April 27, 2007, is incorporated herein by reference to Post-Effective Amendment No. 12.

	(b)	Form of Management Agreement between the Registrant, on behalf of ClearBridge Variable Large Cap Value Portfolio (formerly known as Legg Mason ClearBridge Variable Investors Portfolio), and LMPFA, dated April 27, 2007, is incorporated herein by reference to Post-Effective Amendment No. 12.
(c)

Form of Subadvisory Agreement between LMPFA and ClearBridge Investments, LLC (“ClearBridge”), regarding ClearBridge Variable All Cap Value Portfolio (formerly known as Legg Mason ClearBridge Variable Fundamental Value Portfolio), dated April 27, 2007, is incorporated herein by reference to Post-Effective Amendment No. 12.

	(d)	Form of Subadvisory Agreement between LMPFA and ClearBridge, regarding ClearBridge Variable Large Cap Value Portfolio (formerly known as Legg Mason ClearBridge Variable Investors Portfolio), dated April 27, 2007, is incorporated herein by reference to Post-Effective Amendment No. 12.
(e)

Form of Subadvisory Agreement between LMPFA and Western Asset Management Company (“WAM”), regarding ClearBridge Variable All Cap Value Portfolio (formerly known as Legg Mason ClearBridge Variable Fundamental All Cap Value Portfolio), dated February 2, 2011, is incorporated herein by reference to Post-Effective Amendment No. 44.

	(f)	Form of Subadvisory Agreement between LMPFA and WAM, regarding ClearBridge Variable Large Cap Value Portfolio, dated February 2, 2011, is incorporated herein by reference to Post-Effective Amendment No. 44.
(g)

Schedule A to Subadvisory Agreement between LMPFA and ClearBridge, regarding ClearBridge Variable All Cap Value Portfolio (formerly known as Legg Mason ClearBridge Variable Fundamental All Cap Value Portfolio), dated November 18, 2012, is incorporated herein by reference to Post-Effective Amendment No. 55 as filed on April 22, 2013 (“Post-Effective Amendment No. 55”).

	(h)	Schedule A to Subadvisory Agreement between LMPFA and ClearBridge, regarding ClearBridge Variable Large Cap Value Portfolio, dated November 18, 2012, is incorporated herein by reference to Post-Effective Amendment No. 55.

(7)

Form of Distribution Agreement dated December 1, 2008 between Registrant and Legg Mason Investor Services, LLC (“LMIS”), is incorporated herein by reference to Post-Effective Amendment No. 23 as filed on February 13, 2009.

(8)	(a)	Emeritus Retirement Plan relating to certain funds, established effective as of January 1, 2007, is incorporated herein by reference to Post-Effective Amendment No. 6 as filed on January 26, 2007 (“Post-Effective Amendment No. 6”).
(b)

Amended and Restated Trustee Retirement Plan relating to certain funds dated as of January 1, 2005 (the “General Retirement Plan”), is incorporated herein by reference to Post-Effective Amendment No. 6.

	(c)	Legg Mason Investment Series (f/k/a Smith Barney Investment Series) Amended and Restated Trustees Retirement Plan dated as of January 1, 2005, is incorporated herein by reference to Post-Effective Amendment No. 6.
(d)

Amendment to the General Retirement Plan and the Legg Mason Partners Investment Series Amended and Restated Trustees Retirement Plan is incorporated herein by reference to Post-Effective Amendment No. 6.

	(e)	Amended and Restated Emeritus Retirement Plan relating to certain funds, established effective as of January 1, 2007, is incorporated herein by reference to Post-Effective Amendment No. 6.

(9)	(a)	Custodian Services Agreement with State Street Bank and Trust Company (“State Street”), dated January 1, 2007, is incorporated herein by reference to Post-Effective Amendment No. 12.
	(b)	Letter Agreement amending the Custodian Services Agreement with State Street, dated April 9, 2007, is incorporated herein by reference to Post-Effective Amendment No. 12.
(c)

Form of Letter Agreement amending the Custodian Services Agreement with State Street is incorporated herein by reference to Post-Effective Amendment No. 45 as filed on November 14, 2011 (“Post-Effective Amendment No. 45”).

(10)	(a)	Shareholder Services and Distribution Plan pursuant to Rule 12b-1 of the Registrant, on behalf of ClearBridge Variable Aggressive Growth Portfolio; ClearBridge Variable Appreciation Portfolio; ClearBridge Variable Equity Income Portfolio (formerly known as Legg Mason Partners Variable Capital and Income Portfolio); ClearBridge Variable All Cap Value Portfolio (formerly known as Legg Mason Partners Variable Fundamental Value Portfolio); ClearBridge Variable Large Value Portfolio (formerly known as Legg Mason ClearBridge Variable Investors Portfolio); ClearBridge Variable Large Cap Growth Portfolio; Legg Mason Variable Lifestyle Allocation 50%; Legg Mason Variable Lifestyle Allocation 70%; Legg Mason Variable Lifestyle Allocation 85%; ClearBridge Variable Mid Cap Core Portfolio; ClearBridge Variable Small Cap Growth Portfolio and Legg Mason Investor Counsel Variable Social Awareness Portfolio, dated February 8, 2007, is incorporated by reference to Post-Effective Amendment No. 13 filed on November 13, 2007.
	(b)	Rule 18f-3(d) Multiple Class Plan of the Registrant pursuant to Rule 18f-3 is incorporated herein by reference to Post-Effective Amendment No. 12.

(11)		Opinion and consent of Venable LLP as to the legality of the securities being registered is filed herewith.

(12)		Form of Opinion of Willkie Farr & Gallagher LLP supporting the tax matters and consequences to shareholders discussed in the Information Statement/Prospectus is filed herewith.

(13)		None.

(14)		Consent of Independent Registered Public Accounting Firm is filed herewith.

(15)		Not applicable.

(16)		Powers of Attorney are filed herewith.

(17)	(a)	Transfer Agency and Services Agreement, dated April 4, 2009, between each series of the Registrant and Boston Financial Data Services, Inc. (“BFDS”) is incorporated herein by reference to Post-Effective Amendment No. 25 as filed on April 28, 2009.
	(b)	Form of Letter Agreement amending the Transfer Agency and Services Agreement with BFDS is incorporated herein by reference to Post-Effective Amendment No. 45.
	(c)	License Agreement between Citigroup, Inc. and Registrant, dated December 1, 2005, is incorporated herein by reference to Post-Effective Amendment No. 5 as filed on April 27, 2006 (“Post-Effective Amendment No. 5”).
	(d)	Form of License Agreement between Legg Mason Properties, Inc. and Registrant, dated April 6, 2006, is incorporated herein by reference to Post-Effective Amendment No. 5.
	(e)	Code of Ethics of Legg Mason & Co., LLC (adopted by LMPFA and LMIS), is incorporated herein by reference to Post-Effective Amendment No. 44.
(f)

Code of Ethics of ClearBridge is incorporated herein by reference to Post-Effective Amendment No. 148 to the Registration Statement of Legg Mason Partners Equity Trust as filed with the SEC on August 26, 2009.

	(g)	Code of Ethics of WAM is incorporated herein by reference to Post-Effective Amendment No. 63 as filed with the SEC on April 21, 2014.
	(h)	Prospectus of ClearBridge Variable All Cap Value Portfolio dated May 1, 2014 is incorporated herein by reference to Post-Effective Amendment No. 64 as filed with the SEC on April 21, 2014.

Item 17.	Undertakings

(1) The undersigned registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by other items of the applicable form.

(2) The undersigned registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3) The undersigned registrant agrees to file, by post-effective amendment, an opinion of counsel supporting the tax consequences of the Reorganization within a reasonably prompt time after receipt of such opinion.

SIGNATURES

As required by the Securities Act of 1933, this registration statement has been signed on behalf of the registrant in the City of New York and State of New York, on this 8th day of August, 2014.

LEGG MASON PARTNERS VARIABLE EQUITY TRUST,
on behalf of ClearBridge Variable Large Cap Value Portfolio

By:	/S/ KENNETH D. FULLER
Kenneth D. Fuller
President and Principal Executive Officer

As required by the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities indicated below on August 8, 2014.

SIGNATURE	TITLE

/S/ KENNETH D. FULLER	President and Principal Executive Officer
Kenneth D. Fuller

/S/ RICHARD F. SENNETT	Principal Chief Financial Officer
Richard F. Sennett

PAUL R. ADES*	Trustee
Paul R. Ades

ANDREW L. BREECH*	Trustee
Andrew L. Breech

DWIGHT B. CRANE*	Trustee
Dwight B. Crane

ALTHEA L. DUERSTEN*	Trustee
Althea L. Duersten*

FRANK G. HUBBARD*	Trustee
Frank G. Hubbard

HOWARD J. JOHNSON*	Trustee
Howard J. Johnson

JEROME H. MILLER*	Trustee
Jerome H. Miller

KEN MILLER*	Trustee
Ken Miller

JOHN J. MURPHY*	Trustee
John J. Murphy

THOMAS F. SCHLAFLY*	Trustee
Thomas F. Schlafly

*BY:	/S/ KENNETH D. FULLER Kenneth D. Fuller, as Agent	August 8, 2014

EXHIBIT INDEX

EXHIBIT NO.	EXHIBITS
(11)	Opinion and consent of Venable LLP as to the legality of the securities being registered.

(12)	Form of Opinion of Willkie Farr & Gallagher LLP supporting the tax matters and consequences to shareholders discussed in the Information Statement/Prospectus.

(14)	Consent of Independent Registered Public Accounting Firm.

(16)	Powers of Attorney.